Exhibit 99.4

EXECUTION VERSION

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC
and
SRI REAL ESTATE PROPERTIES LLC,
each as Co-Issuer

and

CITIBANK, N.A.,
as Trustee and Series 2016-1 Securities Intermediary

SERIES 2016-1 SUPPLEMENT

Dated as of May 17, 2016
to
BASE INDENTURE
Dated as of May 20, 2011

$150,000,000 Series 2016-1 Variable Funding Senior Secured Notes, Class A-1

$425,000,000 Series 2016-1 4.472% Fixed Rate Senior Secured Notes, Class A-2

Section 5.8	Amendments	38
Section 5.9	Entire Agreement	38
Section 5.10	Termination of Series Supplement	38
Section 5.11	Fiscal Year End	38

ANNEXES

Annex A	Series 2016-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1:	Form of Series 2016-1 Class A-1 Advance Note

Exhibit A-1-2:	Form of Series 2016-1 Class A-1 Swingline Note

Exhibit A-1-3:	Form of Series 2016-1 Class A-1 L/C Note

Exhibit A-2-1:	Form of Restricted Global Series 2016-1 Class A-2 Note

Exhibit A-2-2:	Form of Regulation S Global Series 2016-1 Class A-2 Note

Exhibit A-2-3:	Form of Unrestricted Global Series 2016-1 Class A-2 Note

Exhibit B-1:	Form of Transferee Certificate for Series 2016-1 Class A-1 Notes

Exhibit B-2:	Form of Transferee Certificate for Series 2016-1 Class A-2 Notes for Transfers of Interests in Restricted Global Notes to Interests in Regulation S Global Notes

Exhibit B-3:	Form of Transferee Certificate for Series 2016-1 Class A-2 Notes for Transfers of Interests in Restricted Global Notes to Interests in Unrestricted Global Notes

Exhibit B-4:	Form of Transferee Certificate for Series 2016-1 Class A-2 Notes for Transfers of Interests in Regulation S Global Notes or Unrestricted Global Notes to Interests in Restricted Global Notes

Exhibit C:	Form of Monthly Noteholders’ Statement

Exhibit D:	Form of Quarterly Noteholders’ Statement
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SERIES 2016-1 SUPPLEMENT, dated as of May 17, 2016 (this “Series Supplement”), by and among SONIC CAPITAL LLC, a Delaware limited liability company (the “Master Issuer”), SONIC INDUSTRIES LLC, a Delaware limited liability company (the “Franchise Assets Holder”), AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a Kansas limited liability company (the “IP Holder”), AMERICA’S DRIVE-IN RESTAURANTS LLC, a Delaware limited liability company (“ADR”), SRI REAL ESTATE HOLDING LLC, a Delaware limited liability company (“SRI Real Estate Holdco”), SRI REAL ESTATE PROPERTIES LLC, a Delaware limited liability company (“SRI Real Estate Assets Holder” and, together with the Master Issuer, the Franchise Assets Holder, the IP Holder, ADR and SRI Real Estate Holdco, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2016-1 Securities Intermediary, to the Base Indenture, dated as of May 20, 2011, by and among the Co-Issuers and CITIBANK, N.A., as Trustee and as Securities Intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as “Series 2016-1 Notes.” On the Series 2016-1 Closing Date, the following classes and subclasses of Notes of such Series shall be issued: (a) $150,000,000 Series 2016-1 Variable Funding Senior Secured Notes, Class A-1 (as referred to herein, the “Series 2016-1 Class A-1 Notes”), which shall be issued in three Subclasses consisting of (i) the Series 2016-1 Class A-1 Advance Notes (as referred to herein, the “Series 2016-1 Class A-1 Advance Notes”), (ii) the Series 2016-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2016-1 Class A-1 Swingline Notes”) and (iii) the Series 2016-1 Class A-1 L/C Notes (as referred to herein, the “Series 2016-1 Class A-1 L/C Notes”), and (b) $425,000,000 Series 2016-1 4.472% Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2016-1 Class A-2 Notes”). For purposes of the Indenture, the Series 2016-1 Class A-1 Notes and the Series 2016-1 Class A-2 Notes shall be deemed to be “Senior Notes.”

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ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2016-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2016-1 Supplemental Definitions List”) as such Series 2016-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2016-1 Notes and not to any other Series of Notes issued by the Co-Issuers.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF
SERIES 2016-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT

Section 2.1     Procedures for Issuing and Increasing the Series 2016-1 Class A-1 Outstanding Principal Amount.

(a)     Subject to satisfaction of the conditions precedent to the making of Advances set forth in the Series 2016-1 Class A-1 Note Purchase Agreement, (i) on the Series 2016-1 Closing Date, the Master Issuer may cause the Series 2016-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing, at par and in accordance with Section 2.02(a) of the Series 2016-1 Class A-1 Note Purchase Agreement, the initial principal amounts of the Series 2016-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Advances made on the Series 2016-1 Closing Date (the “Series 2016-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Commitment Term that does not occur during a Cash Trapping Period, the Co-Issuers may increase the Series 2016-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing, at par and in accordance with Section 2.02(a) of the Series 2016-1 Class A-1 Note Purchase Agreement, additional principal amounts on the Series 2016-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Advances made on such Business Day; provided that at no time may the Series 2016-1 Class A-1 Outstanding Principal Amount exceed the Series 2016-1 Class A-1 Maximum Principal Amount. The Series 2016-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2016-1 Class A-1 Note Purchase Agreement and shall be allocated among the Series 2016-1 Class A-1 Noteholders (other than the Series 2016-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the 2016-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Co-Issuers in the applicable Advance Request or as

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otherwise set forth in the Series 2016-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Administrative Agent of the 2016-1 Class A-1 Initial Advance and any Increase, the Trustee shall indicate in its books and records the amount of the Series 2016-1 Class A-1 Initial Advance or such Increase, as applicable.

(b)     Subject to satisfaction of the applicable conditions precedent set forth in the Series 2016-1 Class A-1 Note Purchase Agreement, on the Series 2016-1 Closing Date, the Co-Issuers may cause (i) the Series 2016-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2016-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2016-1 Closing Date pursuant to Section 2.06 of the Series 2016-1 Class A-1 Note Purchase Agreement (the “Series 2016-1 Class A-1 Initial Swingline Loan”) and (ii) the Series 2016-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2016-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2016-1 Closing Date pursuant to Section 2.07 of the Series 2016-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2016-1 Class A-1 Outstanding Principal Amount exceed the Series 2016-1 Class A-1 Maximum Principal Amount. The procedures relating to increases in the Series 2016-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Swingline Loans and issuance or incurrence of L/C Obligations are set forth in the Series 2016-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Administrative Agent of the issuance of the 2016-1 Class A-1 Initial Swingline Principal Amount and the Series 2016-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount and any Subfacility Increase, the Trustee shall indicate in its books and records the amount of each such issuance and Subfacility Increase.

Section 2.2     Procedures for Decreasing the Series 2016-1 Class A-1 Outstanding Principal Amount.

(a)     Mandatory Decrease. Whenever a Series 2016-1 Class A-1 Excess Principal Event shall have occurred, then, on or before the second Business Day immediately following the date on which the Manager or any Co-Issuer obtains knowledge of such Series 2016-1 Class A-1 Excess Principal Event the Co-Issuers shall deposit in the Series 2016-1 Class A-1 Distribution Account the amount of funds referred to in the next sentence and shall direct the Trustee in writing to distribute such funds in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2016-1 Class A-1 Note Purchase Agreement. Such written direction of the Co-Issuers shall include a report that will provide for the distribution of (i) funds sufficient to decrease the Series 2016-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary so that, after giving effect to such decrease of the Series 2016-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2016-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2016-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2016-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), or any other required payment of principal in respect of the Series 2016-1 Class A-1 Notes pursuant to Section 3.6 of this Series Supplement, a “Mandatory Decrease”) plus (ii) any associated Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series

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2016-1 Class A-1 Note Purchase Agreement). Such Mandatory Decrease shall be allocated among the Series 2016-1 Class A-1 Noteholders in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2016-1 Class A-1 Note Purchase Agreement. Upon obtaining knowledge of such a Series 2016-1 Class A-1 Excess Principal Event, the Co-Issuers promptly, but in any event within two (2) Business Days, shall deliver written notice (by facsimile or email, with original to follow by mail) of the need for any such Mandatory Decreases to the Trustee and the Administrative Agent. In connection with any Mandatory Decrease, the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).

(b)     Voluntary Decrease. On any Business Day, upon at least three (3) Business Days’ prior written notice to each Investor, the Administrative Agent and the Trustee, the Co-Issuers may decrease the Series 2016-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2016-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2016-1 Class A-1 Distribution Account on the Business Day preceding the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2016-1 Class A-1 Note Purchase Agreement (i) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2016-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease, plus (ii) any associated Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2016-1 Class A-1 Note Purchase Agreement). Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2016-1 Class A-1 Note Purchase Agreement. In connection with any Voluntary Decrease, the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).

(c)     Upon distribution to the Series 2016-1 Class A-1 Noteholders of principal of the Series 2016-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall indicate in its books and records such Decrease.

(d)     The Series 2016-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2016-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2016-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Advances to repay Swingline Loans and L/C Obligations or (ii) optional prepayments of Swingline Loans on same day notice. Upon receipt of written notice from the Co-Issuers or the Administrative Agent of any Subfacility Decrease, the Trustee shall indicate in its books and records the amount of such Subfacility Decrease.

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ARTICLE III

SERIES 2016-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2016-1 Notes only, the following shall apply:

Section 3.1     Allocations with Respect to the Series 2016-1 Notes. On the Series 2016-1 Closing Date, the net proceeds from the sale of the Series 2016-1 Notes will be paid to, or at the direction of, the Co-Issuers.

Section 3.2     Application of Interim Collections on Interim Allocation Dates to the Series 2016-1 Notes; Payment Date Applications. On each Interim Allocation Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2016-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments, including the following:

(a)     Series 2016-1 Notes Monthly Interest. On each Interim Allocation Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account the Series 2016-1 Class A-1 Monthly Interest and the Series 2016-1 Class A-2 Monthly Interest, in each case, deemed to be “Senior Notes Monthly Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(b)     Series 2016-1 Class A-1 Monthly Commitment Fees. On each Interim Allocation Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account the Series 2016-1 Class A-1 Monthly Commitment Fees deemed to be “Class A-1 Senior Notes Monthly Commitment Fees” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(c)     Series 2016-1 Class A-1 Administrative Expenses. On each Interim Allocation Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to pay to the Administrative Agent from the Collection Account the Series 2016-1 Class A-1 Administrative Expenses deemed to be “Class A-1 Senior Notes Administrative Expenses” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(d)     Series 2016-1 Interest Reserve Amount.

(i)     The Co-Issuers shall maintain an amount on deposit in the Senior Notes Interest Reserve Account with respect to the Series 2016-1 Notes equal to the Series 2016-1 Interest Reserve Amount.

(ii)     If on any Interim Allocation Date there is a Series 2016-1 Interest Reserve Account Deficiency, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to deposit into the Senior Notes Interest Reserve Account an amount equal to the Series 2016-1 Interest Reserve Account Deficit

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Amount pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(iii)     On each Accounting Date preceding the first Payment Date following a Series 2016-1 Interest Reserve Release Event or on which a Series 2016-1 Interest Reserve Release Event occurs, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to withdraw the Series 2016-1 Interest Reserve Release Amount, if any, from the Senior Notes Interest Reserve Account and/or draw on the applicable Interest Reserve Letter of Credit and deposit such amounts into the Collection Account in accordance with Section 5.14(q) of the Base Indenture.

(e)     Series 2016-1 Notes Rapid Amortization Principal Amounts. If any Interim Allocation Date occurs during a Rapid Amortization Period, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account for payment of principal on the Series 2016-1 Notes the amounts contemplated by the Priority of Payments for such principal.

(f)     Series 2016-1 Class A-2 Scheduled Principal Payments. On each Interim Allocation Date (other than subsequent to the occurrence and during the continuance of a Rapid Amortization Event as set forth in clause (e) of Section 9.1 of the Base Indenture), the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account the Series 2016-1 Class A-2 Scheduled Principal Payments deemed to be “Senior Notes Scheduled Principal Payments” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments and in accordance with Section 5.14 of the Base Indenture; provided, that beginning with the Payment Date occurring in January 2017, a Series 2016-1 Class A-2 Scheduled Principal Payment will be due and payable on any Payment Date only if the Series Non-Amortization Test is not met with respect to such Payment Date and the immediately preceding Payment Date; and provided, further, that even if the Series Non-Amortization Test is met with respect to such date, the Master Issuer and SRI Real Estate Holdco may, at their option, prior to the Series 2016-1 Anticipated Repayment Date, pay all or part of such Series 2016-1 Class A-2 Scheduled Principal Payments on any Payment Date.

(g)     Series 2016-1 Class A-2 Scheduled Principal Payments Deficiency Amount. On each Interim Allocation Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account the portion of the Senior Notes Scheduled Principal Payments Deficiency Amount attributable to the Series 2016-1 Class A-2 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(h)     Series 2016-1 Class A-1 Other Amounts. On each Interim Allocation Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account the Series 2016-1 Class A-1 Other Amounts deemed to be “Class A-1 Senior Notes Other Amounts” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

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(i)     Series 2016-1 Notes Monthly Post-ARD Contingent Interest. On each Interim Allocation Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account the Series 2016-1 Class A-1 Monthly Post-ARD Contingent Interest and the Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest deemed to be “Senior Notes Monthly Post-ARD Contingent Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(j)     Series 2016-1 Class A-2 Make-Whole Prepayment Premium. On each Interim Allocation Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account the Series 2016-1 Class A-2 Make-Whole Prepayment Premium deemed to be “unpaid premiums and make-whole prepayment premiums” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(k)     Application Instructions. The Control Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 3.2 that is not timely delivered by or on behalf of any Co-Issuer.

Section 3.3     Certain Distributions from the Series 2016-1 Distribution Accounts.

(a)     On each Payment Date, based solely upon the most recent Monthly Manager’s Certificate, Company Order or otherwise, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2016-1 Class A-1 Noteholders, from the Series 2016-1 Class A-1 Distribution Account, the amounts withdrawn from the Senior Notes Interest Account, Class A-1 Senior Notes Commitment Fees Account and Senior Notes Principal Payments Account, pursuant to Section 5.14(a), (c), (d), (f) or (m), as applicable, of the Base Indenture, and deposited in the Series 2016-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal on such Payment Date and (ii) to the Series 2016-1 Class A-2 Noteholders, from the Series 2016-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Account and Senior Notes Principal Payments Account, as applicable, pursuant to Section 5.14(a), (c), (f) or (m), as applicable, of the Base Indenture, and deposited in the Series 2016-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal on such Payment Date.

Section 3.4     Series 2016-1 Class A-1 Interest and Certain Fees.

(a)     Series 2016-1 Class A-1 Note Rate and L/C Fees. From and after the Series 2016-1 Closing Date, the applicable portions of the Series 2016-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2016-1 Class A-1 Note Rate and (ii) Series 2016-1 Class A-1 L/C Fees at the applicable rates provided therefor in the Series 2016-1 Class A-1 Note Purchase Agreement. Such accrued interest and fees will be due and payable in arrears on each Payment Date, from amounts that are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in accordance with Section 5.14 of the Base Indenture, commencing on June 20, 2016; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2016-1 Legal Final Maturity Date, on any Series 2016-1 Prepayment Date with respect

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to a prepayment in full of the Series 2016-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2016-1 Class A-1 Outstanding Principal Amount is required to be paid in full. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2016-1 Class A-1 Note Rate.

(b)     Undrawn Commitment Fees. From and after the Series 2016-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2016-1 Class A-1 Note Purchase Agreement. Such accrued fees will be due and payable in arrears on each Payment Date, from amounts that are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in accordance with Section 5.14 of the Base Indenture, commencing on June 20, 2016. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2016-1 Class A-1 Note Rate.

(c)     Series 2016-1 Class A-1 Monthly Post-ARD Contingent Interest. From and after the Series 2016-1 Class A-1 Senior Notes Renewal Date, if the Series 2016-1 Final Payment has not been made, contingent interest will accrue on the Series 2016-1 Class A-1 Outstanding Principal Amount at an annual rate equal to the greater of (A) 5% per annum and (B) a per annum rate equal to the excess, if any, by which the sum of (1) the yield to maturity (adjusted to a “mortgage equivalent basis” for a monthly-pay security pursuant to the standards and practices of the Securities Industry and Financial Markets Association) on the Series 2016-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus (2) 5% plus (3) 3.15% exceeds the Series 2016-1 Class A-2 Note Rate (the “Series 2016-1 Class A-1 Monthly Post-ARD Contingent Rate”) in addition to the regular interest that will continue to accrue at the Series 2016-1 Class A-1 Note Rate. All computations of Series 2016-1 Class A-1 Monthly Post-ARD Contingent Interest shall be made on the basis of a year of 360 days and twelve 30-day months. Any Series 2016-1 Class A-1 Monthly Post-ARD Contingent Interest will be due and payable on any applicable Payment Date, as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in accordance with Section 5.14 of the Base Indenture, in the amount so made available, and failure to pay any Series 2016-1 Class A-1 Monthly Post-ARD Contingent Interest (including on the Series 2016-1 Legal Final Maturity Date) in excess of such amounts will not be an Event of Default and interest will not accrue on any unpaid portion thereof.

(d)     Series 2016-1 Class A-1 Initial Interest Period. The initial Interest Period for the Series 2016-1 Class A-1 Notes shall commence on the Series 2016-1 Closing Date and end on (but exclude) June 13, 2016.

Section 3.5     Series 2016-1 Class A-2 Interest.

(a)     Series 2016-1 Class A-2 Note Rate. From the Series 2016-1 Closing Date until the Series 2016-1 Class A-2 Outstanding Principal Amount has been paid in full, the Outstanding Principal Amount of the Series 2016-1 Class A-2 Notes (after giving effect to all payments of principal made to Noteholders as of the first day of such Interest Period and also giving effect to repurchases and cancellations of any Series 2016-1 Class A-2 Notes during such

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Interest Period) will accrue interest at the Series 2016-1 Class A-2 Note Rate for such Interest Period. Such accrued interest will be due and payable in arrears on each Payment Date, from amounts that are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in accordance with Section 5.14 of the Base Indenture, commencing on June 20, 2016; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2016-1 Legal Final Maturity Date, on any Series 2016-1 Prepayment Date with respect to a prepayment in full of the Series 2016-1 Class A-2 Notes or on any other day on which all of the Series 2016-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2016-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2016-1 Class A-2 Note Rate. All computations of interest at the Series 2016-1 Class A-2 Note Rate shall be made on the basis of a year of 360 days of twelve 30-day months.

(b)     Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest.

(i)     Monthly Post-ARD Contingent Interest. From and after the Series 2016-1 Anticipated Repayment Date, if the Series 2016-1 Final Payment has not been made, then contingent interest will accrue on the Series 2016-1 Class A-2 Outstanding Principal Amount at an annual interest rate (the “Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest Rate”) equal to the greater of (A) 5% per annum and (B) a per annum rate equal to the excess, if any, by which (i) the sum of (1) the yield to maturity (adjusted to a “mortgage equivalent basis” for a monthly-pay security pursuant to the standards and practices of the Securities Industry and Financial Markets Association), on the Series 2016-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus (2) 5% plus (3) 3.15% exceeds (ii) the Series 2016-1 Class A-2 Note Rate (such contingent interest, the “Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest”). All computations of Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest shall be made on the basis of a year of 360 days and twelve 30-day months.

(ii)     Payment of Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest. Any Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest will be due and payable on any applicable Payment Date only as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in accordance with Section 5.14 of the Base Indenture, in the amount so available. The failure to pay any Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest on any Payment Date (including the Series 2016-1 Legal Final Maturity Date) in excess of amounts available therefor in accordance with the Priority of Payments will not be an Event of Default and interest will not accrue on any unpaid portion thereof.

(c)     Series 2016-1 Class A-2 Initial Interest Period. The initial Interest Period for the Series 2016-1 Class A-2 Notes shall commence on the Series 2016-1 Closing Date and end on (but exclude) June 20,, 2016.

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Section 3.6     Payment of 2016-1 Note Principal.

(a)     Series 2016-1 Notes Principal Payment at Legal Maturity. The Series 2016-1 Outstanding Principal Amount shall be due and payable on the Series 2016-1 Legal Final Maturity Date. The Series 2016-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6 and, in respect of the Series 2016-1 Class A-1 Outstanding Principal Amount, Section 2.2 of this Series Supplement.

(b)     Series 2016-1 Anticipated Repayment. The Series 2016-1 Final Payment is anticipated to occur (i) with respect to the Series 2016-1 Class A-1 Notes, on the Series 2016-1 Class A-1 Senior Notes Renewal Date, and (ii) with respect to the Series 2016-1 Class A-2 Notes, on the Payment Date occurring in May 2023 (each the “Series 2016-1 Anticipated Repayment Date” with respect to such Class). The initial Series 2016-1 Class A-1 Notes Renewal Date will be the Payment Date occurring in May 2021, unless extended as provided below in this Section 3.6(b).

(i)     First Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii) of this Series Supplement, the Manager shall have the option on or before the Payment Date occurring in May 2021 to elect (the “Series 2016-1 First Extension Election”) to extend the Series 2016-1 Class A-1 Notes Renewal Date to the Payment Date occurring in May 2022 by delivering written notice to the Trustee and the Control Party; provided that upon such extension, the Payment Date occurring in May 2022 shall become the Series 2016-1 Class A-1 Notes Renewal Date.

(ii)     Second Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii) of this Series Supplement, if the Series 2016-1 First Extension Election has been made and has become effective, the Manager shall have the option on or before the Payment Date occurring in May 2022 to elect (the “Series 2016-1 Second Extension Election”) to extend the Series 2016-1 Class A-1 Notes Renewal Date to the Payment Date occurring in May 2023 by delivering written notice to the Trustee and the Control Party; provided that upon such extension, the Payment Date occurring in May 2023 shall become the Series 2016-1 Class A-1 Notes Renewal Date.

(iii)     Conditions Precedent to Extension Elections. It shall be a condition to the effectiveness of the Series 2016-1 Extension Elections that, in the case of the Series 2016-1 First Extension Election, on the Payment Date occurring in May 2021, or in the case of the Series 2016-1 Second Extension Election, on the Payment Date occurring in May 2022 (a) the Monthly DSCR is greater than or equal to 2.0x (calculated with respect to the most recently ended Monthly Collection Period), and the rating assigned to the Series 2016-1 Class A-1 Notes by Standard & Poor’s has not been downgraded below “BBB” or withdrawn. Any notice given pursuant to Section 3.6(b)(i) or (ii) of this Series Supplement shall be irrevocable; provided that if the conditions set forth in this Section 3.6(b)(iii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective.

(c)     Payment of Series 2016-1 Class A-2 Scheduled Principal Payments. Series 2016-1 Class A-2 Scheduled Principal Payments will be due and payable on any

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applicable Payment Date (except that no Series 2016-1 Class A-2 Scheduled Principal Payments will be due and payable subsequent to the occurrence and during the continuance of a Rapid Amortization Event pursuant to Section 9.1(e) of the Base Indenture), as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in accordance with Section 5.14 of the Base Indenture, in the amount so available, and failure to pay any Series 2016-1 Class A-2 Scheduled Principal Payment in excess of such amounts will not be an Event of Default; provided, that beginning with the Payment Date occurring in January 2017, a Series 2016-1 Class A-2 Scheduled Principal Payment will be due and payable on any Payment Date only if the Series Non-Amortization Test is not met with respect to such Payment Date and the immediately preceding Payment Date; and provided, further, that even if the Series Non-Amortization Test is met with respect to such date, the Master Issuer and SRI Real Estate Holdco may, at their option, prior to the Series 2016-1 Anticipated Repayment Date, pay all or part of such Series 2016-1 Class A-2 Scheduled Principal Payments on any Payment Date.

(d)     Series 2016-1 Notes Mandatory Payments of Principal.

(i)     If a Change of Control to which the Control Party (at the direction of the Controlling Class Representative) has not provided its prior written consent (not to be unreasonably withheld) occurs, the Co-Issuers shall prepay all the Series 2016-1 Notes in full by (A) depositing an amount equal to the Series 2016-1 Outstanding Principal Amount and all other amounts that are or will be due and payable with respect to the Series 2016-1 Notes under the Indenture and under the Series 2016-1 Class A-1 Note Purchase Agreement as of the applicable Series 2016-1 Prepayment Date referred to in clause (C) below (including all interest and fees accrued to such date, any Series 2016-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement and any associated Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2016-1 Class A-1 Note Purchase Agreement)) in the applicable Series 2016-1 Distribution Accounts, (B) reimbursing the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate) (C) delivering Prepayment Notices in accordance with Section 3.6(g) of this Series Supplement and (D) directing the Trustee to distribute such amount set forth in clause (A) to the applicable Series 2016-1 Noteholders on the Series 2016-1 Prepayment Date specified in such Prepayment Notices.

(ii)     Upon the failure of the Co-Issuers to Reinvest Real Estate Asset Disposition Proceeds in excess of the Real Estate Asset Disposition Threshold in accordance with Section 8.16(a)(ii) of the Base Indenture (such failure, a “Real Estate Asset Disposition Prepayment Event”), then (A) on the next Interim Allocation Date, the related Real Estate Asset Disposition Proceeds Prepayment Amount shall be allocated pursuant to pursuant to Section 5.13(c) of the Base Indenture and (B) on the next Payment Date following such Interim Allocation Date, the Co-Issuers shall prepay first, if a Series 2016-1 Class A-1 Senior Notes Amortization Period is continuing, the Series 2016-1 Class A-1 Notes (in

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accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2016-1 Class A-1 Note Purchase Agreement), second, the Series 2016-1 Class A-2 Notes (based on their respective portion of the Series 2016-1 Class A-2 Outstanding Principal Amount), and third, provided that clause first does not apply, the Series 2016-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2016-1 Class A-1 Note Purchase Agreement), in an aggregate principal amount equal to the portion of the excess Real Estate Asset Disposition Proceeds Prepayment Amount, if any, allocated to the Senior Notes Principal Payments Account pursuant to Section 5.13(c) of the Base Indenture for payment of the Series 2016-1 Notes, by (A) depositing the portion of the excess Real Estate Asset Disposition Proceeds Prepayment Amount, if any, allocated for the Series 2016-1 Notes (and all interest and fees accrued to such date, any Series 2016-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement, any associated Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2016-1 Class A-1 Note Purchase Agreement)) in the applicable Series 2016-1 Distribution Accounts, (B) delivering Prepayment Notices in accordance with Section 3.6(g) of this Series Supplement, (C) directing the Trustee to distribute such amount to the applicable Series 2016-1 Noteholders on the Series 2016-1 Prepayment Date specified in such Prepayment Notice and (D) complying with the other applicable Series Supplements with respect to prepayment of the applicable other portions of such Real Estate Asset Disposition Proceeds.

(iii)     During any Rapid Amortization Period, principal payments shall be due and payable on each Payment Date on the applicable Class of Series 2016-1 Notes as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in accordance with Section 5.14 of the Base Indenture, in the amount so available, together with any Series 2016-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement; provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2016-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2016-1 Class A-2 Make-Whole Prepayment Premium in accordance with the Priority of Payments. Such payments shall be ratably allocated among the Series 2016-1 Noteholders within each applicable Class based on their respective portion of the Series 2016-1 Outstanding Principal Amount of such Class (or, in the case of the Series 2016-1 Class A-1 Noteholders, allocated in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2016-1 Class A-1 Note Purchase Agreement).

(iv)     During any Series 2016-1 Class A-1 Senior Notes Amortization Period, principal payments shall be due and payable on each Payment Date on the applicable Series 2016-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in

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accordance with Section 5.14 of the Base Indenture, in the amount so available. Such payments shall be allocated among the Series 2016-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2016-1 Class A-1 Note Purchase Agreement.

(e)     Series 2016-1 Class A-2 Make-Whole Prepayment Premium Payments. In connection with any mandatory prepayment of any Series 2016-1 Class A-2 Notes upon a Change of Control, upon the occurrence of a Real Estate Asset Disposition Prepayment Event or during any Rapid Amortization Period occurring prior to the Make-Whole End Date, made pursuant to Section 3.6(d)(i), (d)(ii) or (d)(iii) of this Series Supplement or any optional prepayment of any Series 2016-1 Class A-2 Notes made pursuant to Section 3.6(f) of this Series Supplement, the Co-Issuers shall pay, in the manner described herein, the Series 2016-1 Class A-2 Make-Whole Prepayment Premium to the Series 2016-1 Class A-2 Noteholders with respect to the applicable Series 2016-1 Prepayment Amount; provided that no such Series 2016-1 Class A-2 Make-Whole Prepayment Premium shall be payable (A) with respect to the Series 2016-1 Class A-2 Notes, in connection with prepayments made on or after the Payment Date in May 2020 (the “Make-Whole End Date”), (B) as a result of the application of Indemnification Payments allocated to the Series 2016-1 Notes pursuant to Section 3.6(j) of this Series Supplement, (C) in connection with Series 2016-1 Class A-2 Scheduled Principal Payments (including those paid at the election of the Master Issuer and SRI Real Estate Assets Holder if the Series Non-Amortization Test is satisfied), (D) in connection with any Series 2016-1 Class A-2 Scheduled Principal Deficiency Amounts, and (E) to the extent a Series 2016-1 Class A-2 Make-Whole Prepayment Premium is not payable pursuant to the definition thereof.

(f)     Optional Prepayment of Series 2016-1 Class A-2 Notes. Subject to Sections 3.6(e) and (g) of this Series Supplement, the Co-Issuers shall have the option to prepay the Outstanding Principal Amount of the Series 2016-1 Class A-2 Notes in full on any Business Day, or in part on any Payment Date, or on any date a mandatory prepayment may be made and that is specified as the Series 2016-1 Prepayment Date in the applicable Prepayment Notices; provided, that prior to the Series 2016-1 Anticipated Repayment Date, the Co-Issuers shall not make any optional prepayment in part of any Series 2016-1 Class A-2 Notes pursuant to this Section 3.6(f) (x) more frequently than four (4) times in any annual period commencing with the annual period commencing on the Series 2016-1 Closing Date or (y) in a principal amount for any single prepayment of less than $5,000,000 (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement); provided, further, that no such optional prepayment may be made unless (i) the amount on deposit in the Senior Notes Principal Payments Account that is allocable to the Series 2016-1 Class A-2 Notes to be prepaid is sufficient to pay the principal amount of the Series 2016-1 Class A-2 Notes to be prepaid and the Series 2016-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 3.6(e), in each case, payable on the relevant Series 2016-1 Prepayment Date; (ii) the amount on deposit in the Senior Notes Interest Account that is allocable to the Outstanding Principal Amount of Series 2016-1 Class A-2 Notes to be prepaid is sufficient to pay (A) the Series 2016-1 Class A-2 Monthly Interest Amounts through the relevant Series 2016-1 Prepayment Date relating to the Outstanding Principal Amount of Series 2016-1 Class A-2 Notes to be prepaid and (B) only if such optional prepayment is a prepayment of all Outstanding Series 2016-1 Class A-2 Notes, (x) the Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest and (y) all Securitization

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Operating Expenses, to the extent attributable to the Series 2016-1 Class A-2 Notes; and (iii) the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). The Co-Issuers may prepay a Series of Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement.

(g)     Notices of Prepayments. The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any prepayment pursuant to Sections 3.6(d)(i), (d)(ii) or 3.6(f) of this Series Supplement (each, a “Series 2016-1 Prepayment”) to each Series 2016-1 Noteholder affected by such Series 2016-1 Prepayment, the Rating Agencies, the Servicer and the Trustee; provided that at the request of the Co-Issuers, such notice to the affected Series 2016-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers. In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k) of this Series Supplement. With respect to each Series 2016-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the date on which such prepayment will be made (each, a “Series 2016-1 Prepayment Date”), which in all cases shall be a Business Day and, in the case of a mandatory prepayment upon a Change of Control, shall be no more than ten (10) Business Days after the occurrence of such event, and in the case of a Real Estate Asset Disposition Prepayment Event, shall be the Payment Date immediately following such event, (B) the aggregate principal amount of the applicable Class of Notes to be prepaid on such date (such amount, together with all accrued and unpaid interest thereon to such date, a “Series 2016-1 Prepayment Amount”) and (C) the date on which the applicable Series 2016-1 Class A-2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth Business Day before such Series 2016-1 Prepayment Date (the “Series 2016-1 Class A-2 Make-Whole Premium Calculation Date”). Any such optional prepayment and Prepayment Notice may, in the Co-Issuers’ discretion, be subject to the satisfaction of one or more conditions precedent specified in such Prepayment Notice, the satisfaction of which shall be evidenced by an Officer’s Certificate of the Master Issuer (upon which the Trustee may conclusively rely). Each Prepayment Notice may be revoked or amended at any time until two (2) Business Days prior to the Series 2016-1 Prepayment Date. All Prepayment Notices shall be (i) transmitted by facsimile or email to (A) each affected Series 2016-1 Noteholder to the extent such Series 2016-1 Noteholder has provided a facsimile number or email address to the Trustee and (B) the Rating Agencies, the Servicer and the Trustee and (ii) sent by registered mail to each affected Series 2016-1 Noteholder. For the avoidance of doubt, a Voluntary Decrease in respect of the Series 2016-1 Class A-1 Notes is governed by Section 2.2 of this Series Supplement and not by this Section 3.6. A Prepayment Notice may be revoked or amended by any Co-Issuer if the Trustee receives written notice of such revocation or amendment no later than 10:00 a.m. (New York City time) two (2) Business Days prior to such Series 2016-1 Prepayment Date. The Co-Issuers shall give written notice of such revocation or amendment to the Servicer, and at the request of the Co-Issuers, the Trustee shall forward the notice of revocation or amendment to the Series 2016-1 Noteholders.

(h)     Series 2016-1 Prepayments. On each Series 2016-1 Prepayment Date with respect to any Series 2016-1 Prepayment, the Series 2016-1 Prepayment Amount and the Series

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2016-1 Class A-2 Make-Whole Prepayment Premium, if any, and any associated Breakage Amounts applicable to such Series 2016-1 Prepayment shall be due and payable. The Co-Issuers shall pay the Series 2016-1 Prepayment Amount together with the applicable Series 2016-1 Class A-2 Make-Whole Prepayment Premium, if any, with respect to such Series 2016-1 Prepayment Amount, by, to the extent not already deposited therein pursuant to Sections 3.6(d)(i), (d)(ii) or (f) of this Series Supplement, depositing such amounts in the applicable Series 2016-1 Distribution Accounts on or prior to the related Series 2016-1 Prepayment Date to be distributed in accordance with Section 3.6(k) of this Series Supplement.

(i)     [Reserved].

(j)     Indemnification Payments. Any Indemnification Payments deposited to the Senior Notes Principal Payments Account in accordance with Section 5.13(b) of the Base Indenture, and that are allocated to the Series 2016-1 Notes, shall be withdrawn from the Senior Notes Principal Payments Account in accordance with Section 5.14(f) of the Base Indenture and deposited in the applicable Series 2016-1 Distribution Accounts and used to prepay first, if a Series 2016-1 Class A-1 Senior Notes Amortization Period is continuing, the Series 2016-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2016-1 Class A-1 Note Purchase Agreement), second, the Series 2016-1 Class A-2 Notes (based on their respective portion of the Series 2016-1 Class A-2 Outstanding Principal Amount), and third, provided that clause first does not apply, the Series 2016-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2016-1 Class A-1 Note Purchase Agreement), on the Payment Date immediately succeeding such deposit. In connection with any prepayment made pursuant to this Section 3.6(j), the Co-Issuers shall not be obligated to pay any prepayment premium.

(k)     Series 2016-1 Prepayment Distributions.

(i)     On the Series 2016-1 Prepayment Date for each Series 2016-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2016-1 Class A-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Payment Date shall be deemed to be references to distributions made on such Series 2016-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the Series 2016-1 Class A-1 Noteholders of record on the preceding Prepayment Record Date, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2016-1 Class A-1 Note Purchase Agreement, the amount deposited in the Series 2016-1 Class A-1 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2016-1 Class A-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon to such Series 2016-1 Prepayment Date and any associated Breakage Amounts incurred as a result of such prepayment.

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(ii)     On the Series 2016-1 Prepayment Date for each Series 2016-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2016-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Payment Date shall be deemed to be references to distributions made on such Series 2016-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the Series 2016-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2016-1 Class A-2 Outstanding Principal Amount, the amount deposited in the Series 2016-1 Class A-2 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2016-1 Class A-2 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2016-1 Prepayment Date and any Series 2016-1 Class A-2 Make-Whole Prepayment Premium due to Series 2016-1 Class A-2 Noteholders on such Series 2016-1 Prepayment Date.

(l)     Series 2016-1 Notices of Final Payment. The Co-Issuers shall notify the Trustee, the Servicer and the Rating Agencies on or before the Record Date preceding the Payment Date which will be the Series 2016-1 Final Payment Date; provided, however, that with respect to the Series 2016-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee, the Servicer or the Rating Agencies of such Series 2016-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 2.2 or Section 3.6(g) of this Series Supplement, as applicable. The Trustee shall provide any written notice required under this Section 3.6(l) to each Person in whose name a Series 2016-1 Note is registered at the close of business on such Record Date that the immediately succeeding Payment Date will be the Series 2016-1 Final Payment Date. Such written notice to be sent to the Series 2016-1 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2016-1 Final Payment will be made and shall specify that such Series 2016-1 Final Payment will be payable only upon presentation and surrender of the Series 2016-1 Notes and shall specify the place where the Series 2016-1 Notes may be presented and surrendered for such Series 2016-1 Final Payment.

Section 3.7     Series 2016-1 Class A-1 Distribution Account.

(a)     Establishment of Series 2016-1 Class A-1 Distribution Account. On the Series 2016-1 Closing Date, an account shall be assigned to the Trustee for the benefit of the Series 2016-1 Class A-1 Noteholders (the “Series 2016-1 Class A-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2016-1 Class A-1 Noteholders. The Series 2016-1 Class A-1 Distribution Account shall be an Eligible Account. If the Series 2016-1 Class A-1 Distribution Account is at any time no longer an Eligible Account, the Master Issuer and SRI Real Estate Holdco shall, within five (5) Business Days of obtaining knowledge that the Series 2016-1 Class A-1 Distribution Account is

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no longer an Eligible Account, establish a new Series 2016-1 Class A-1 Distribution Account that is an Eligible Account. If a new Series 2016-1 Class A-1 Distribution Account is established, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2016-1 Class A-1 Distribution Account into the new Series 2016-1 Class A-1 Distribution Account. Initially, the Series 2016-1 Class A-1 Distribution Account will be established with the Trustee.

(b)     Administration of the Series 2016-1 Class A-1 Distribution Account. All amounts held in the Series 2016-1 Class A-1 Distribution Account shall be invested in Permitted Investments at the written direction (which may be standing directions) of the Master Issuer and SRI Real Estate Holdco; provided, however, that any such investment in the Series 2016-1 Class A-1 Distribution Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received or such other date on which any such funds are scheduled to be paid to the Series 2016-1 Class A-1 Noteholders. In the absence of written investment instructions hereunder, funds on deposit in the Series 2016-1 Class A-1 Distribution Account shall be invested at the direction of by the Master Issuer and SRI Real Estate Holdco as fully as practicable in one or more Permitted Investments of the type described in clause (b) of the definition thereof. Neither the Master Issuer nor SRI Real Estate Holdco shall direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof if such disposal would result in a loss of any portion of the initial purchase price of such Permitted Investment.

(c)     Earnings from Series 2016-1 Class A-1 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2016-1 Class A-1 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2016-1 Class A-1 Noteholders.

(d)     Series 2016-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2016-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2016-1 Class A-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2016-1 Class A-1 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2016-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2016-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2016-1 Class A-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2016-1 Class A-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2016-1 Class A-1 Distribution Account Collateral”).

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(e)     Termination of Series 2016-1 Class A-1 Distribution Account. On or after the date on which the Series 2016-1 Final Payment has been made, the Trustee, acting in accordance with the written instructions of the Master Issuer and SRI Real Estate Holdco, shall withdraw from the Series 2016-1 Class A-1 Distribution Account all amounts on deposit therein for payment to the Co-Issuers.

Section 3.8     Series 2016-1 Class A-2 Distribution Account.

(a)     Establishment of Series 2016-1 Class A-2 Distribution Account. On the Closing Date, an account shall be assigned to the Trustee for the benefit of the Series 2016-1 Class A-2 Noteholders (the “Series 2016-1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2016-1 Class A-2 Noteholders. The Series 2016-1 Class A-2 Distribution Account shall be an Eligible Account. If the Series 2016-1 Class A-2 Distribution Account is at any time no longer an Eligible Account, the Master Issuer and SRI Real Estate Holdco shall, within five (5) Business Days of obtaining knowledge that the Series 2016-1 Class A-2 Distribution Account is no longer an Eligible Account, establish a new Series 2016-1 Class A-2 Distribution Account that is an Eligible Account. If a new Series 2016-1 Class A-2 Distribution Account is established, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2016-1 Class A-2 Distribution Account into the new Series 2016-1 Class A-2 Distribution Account. Initially, the Series 2016-1 Class A-2 Distribution Account will be established with the Trustee.

(b)     Administration of the Series 2016-1 Class A-2 Distribution Account. All amounts held in the Series 2016-1 Class A-2 Distribution Account shall be invested in the Permitted Investments at the written direction (which may be standing directions) of the Master Issuer; provided, however, that any such investment in the Series 2016-1 Class A-2 Distribution Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received or such other date on which any such funds are scheduled to be paid to the Series 2016-1 Class A-2 Noteholders. In the absence of written investment instructions hereunder, funds on deposit in the Series 2016-1 Class A-2 Distribution Account shall be invested at the direction of the Master Issuer and SRI Real Estate Holdco as fully as practicable in one or more Permitted Investments of the type described in clause (b) of the definition thereof. Neither the Master Issuer nor SRI Real Estate Holdco shall direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof if such disposal would result in a loss any portion of the initial purchase price of such Permitted Investment.

(c)     Earnings from Series 2016-1 Class A-2 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2016-1 Class A-2 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2016-1 Class A-2 Noteholders.

(d)     Series 2016-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2016-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2016-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2016-1 Class A-2 Noteholders, all of the Co-Issuers’ right,

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title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2016-1 Class A-2 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2016-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2016-1 Class A-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2016-1 Class A-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2016-1 Class A-2 Distribution Account Collateral”).

(e)     Termination of Series 2016-1 Class A-2 Distribution Account. On or after the date on which the Series 2016-1 Final Payment has been made, the Trustee, acting in accordance with the written instructions of the Master Issuer and SRI Real Estate Holdco, shall withdraw from the Series 2016-1 Class A-2 Distribution Account all amounts on deposit therein for payment to the Co-Issuers.

Section 3.9     Trustee as Securities Intermediary.

(a) The Trustee or other Person holding the Series 2016-1 Distribution Accounts shall be the “Series 2016-1 Securities Intermediary.” If the Series 2016-1 Securities Intermediary in respect of any Series 2016-1 Distribution Account is not the Trustee, the Master Issuer and SRI Real Estate Holdco shall obtain the express agreement of such other Person to the obligations of the Series 2016-1 Securities Intermediary set forth in this Section 3.9.

(b)     The Series 2016-1 Securities Intermediary agrees that:

(i)       The Series 2016-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;

(ii)      The Series 2016-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2016-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii)     All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2016-1 Distribution Account shall be registered in the name of the Securities Intermediary, indorsed to the Series 2016-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2016-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2016-1 Distribution Account be registered in the name of the Master Issuer and SRI Real Estate Holdco, payable to the order of the Master Issuer and SRI Real Estate Holdco or specially indorsed to the Master Issuer and SRI Real Estate Holdco;

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(iv)     All property delivered to the Series 2016-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2016-1 Distribution Account;

(v)      Each item of property (whether investment property, security, instrument or cash) credited to any Series 2016-1 Distribution Account shall be treated as a Financial Asset under Article 8 of the New York UCC;

(vi)     If at any time the Series 2016-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2016-1 Distribution Accounts, the Series 2016-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, SRI Real Estate Holdco or any other Securitization Entity or any other Person;

(vii)    The Series 2016-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2016-1 Securities Intermediary’s jurisdiction and the Series 2016-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii)   The Series 2016-1 Securities Intermediary has not entered into, and until termination of this Series Supplement, will not enter into, any agreement with any other Person relating to the Series 2016-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Series 2016-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Master Issuer and SRI Real Estate Holdco purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi) of this Series Supplement; and

(ix)     Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2016-1 Distribution Accounts, neither the Series 2016-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2016-1 Distribution Account or any Financial Asset credited thereto. If the Series 2016-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2016-1 Distribution Account or any Financial Asset carried therein, the Series 2016-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer, the Master Issuer and SRI Real Estate Holdco thereof.

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(c)     At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2016-1 Distribution Accounts and in all proceeds thereof, and (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) shall be the only Person authorized to originate entitlement orders in respect of the Series 2016-1 Distribution Accounts; provided, however, that at all other times the Master Issuer and SRI Real Estate Holdco shall jointly be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2016-1 Distribution Accounts.

Section 3.10     Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer, SRI Real Estate Holdco and the other Co-Issuers. The Series 2016-1 Noteholders by their acceptance of the Series 2016-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Master Issuer, SRI Real Estate Holdco or any other Co-Issuer. Any such reports and notices that are required to be delivered to the Series 2016-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

ARTICLE IV

FORM OF SERIES 2016-1 NOTES

Section 4.1     Issuance of Series 2016-1 Class A-1 Notes. (a) The Series 2016-1 Class A-1 Advance Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2016-1 Class A-1 Noteholders (other than the Series 2016-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2016-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2016-1 Class A-1 Note Purchase Agreement, the Series 2016-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2016-1 Class A-1 Noteholders. The Series 2016-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2016-1 Class A-1 Maximum Principal Amount as of the Series 2016-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2016-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1(a) of this Series Supplement. The Trustee shall record any Increases or Decreases with respect to the Series 2016-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.1(d) of this Series Supplement, the principal amount of the Series 2016-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases.

(b)     The Series 2016-1 Class A-1 Swingline Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with the Series 2016-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series

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2016-1 Class A-1 Note Purchase Agreement, the Series 2016-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender. The Series 2016-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2016-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2016-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.1(b)(i) of this Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.1(d) of this Series Supplement, the aggregate principal amount of the Series 2016-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.

(c)     The Series 2016-1 Class A-1 L/C Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2016-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2016-1 Class A-1 Note Purchase Agreement, the Series 2016-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2016-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2016-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2016-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(ii) of this Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.1(d) of this Series Supplement, the aggregate amount of the Series 2016-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2016-1 Class A-1 L/C Note for all purposes of the Indenture and the other Related Documents other than for purposes of accrual of interest and calculation of the Undrawn Commitment Fees.

(d)     For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2016-1 Class A-1 Notes may exceed the Series 2016-1 Class A-1 Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2016-1 Class A-1 Advance Notes, the Series 2016-1 Class A-1 Swingline Notes and the Series 2016-1 Class A-1 L/C Notes in the aggregate exceed the Series 2016-1 Class A-1 Maximum Principal Amount.

(e)     The Series 2016-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2016-1 Class A-1 Notes, as evidenced by their execution of the Series 2016-1 Class A-1 Notes. The Series 2016-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2016-1 Class A-1 Notes, as evidenced by their execution of such Series 2016-1 Class A-1 Notes. The initial sale of the Series 2016-1 Class A-1 Notes is limited to Persons who have executed the Series 2016-1 Class A-1 Note Purchase Agreement. The Series 2016-1 Class A-1

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Notes may be resold only to the Master Issuer, its Affiliates, and Persons who are not Competitors (except that Series 2016-1 Class A-1 Notes may be resold to Competitors with the written consent of the Co-Issuers) in compliance with the terms of the Series 2016-1 Class A-1 Note Purchase Agreement.

Section 4.2     Issuance of Series 2016-1 Class A-2 Notes. The Series 2016-1 Class A-2 Notes may be offered and sold in the Series 2016-1 Class A-2 Initial Principal Amount on the Series 2016-1 Closing Date by the Co-Issuers pursuant to the Series 2016-1 Class A-2 Note Purchase Agreement. The Series 2016-1 Class A-2 Notes will be resold initially only (A) to the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States, to a Person that is a QIB in reliance on Rule 144A and is not a Competitor, (C) outside the United States, to a Person that is not a U.S. person (as defined in Regulation S) (a “U.S. Person”) in reliance on Regulation S and is not a Competitor, or (D) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Base Indenture and any applicable securities laws of any state of the United States. The Series 2016-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2016-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2016-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2016-1 Class A-2 Notes. The Series 2016-1 Class A-2 Notes shall be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

(a)     Restricted Global Notes. The Series 2016-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.4, the “Restricted Global Notes”). The aggregate initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Regulation S Global Notes or the Unrestricted Global Notes, as hereinafter provided.

(b)     Regulation S Global Notes and Unrestricted Global Notes. Any Series 2016-1 Class A-2 Notes offered and sold on the Series 2016-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2016-1 Class A-2 Note, such Series 2016-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit

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A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Unrestricted Global Notes”). The aggregate principal amount of the Regulation S Global Notes or the Unrestricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Restricted Global Notes, as hereinafter provided.`

(c)     Definitive Notes. The Series 2016-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2016-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.3     Transfer Restrictions of Series 2016-1 Class A-1 Notes.

(a)     Subject to the terms of the Indenture and the Series 2016-1 Class A-1 Note Purchase Agreement, the holder of any Series 2016-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2016-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2016-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2016-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2016-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2016-1 Class A-1 Note Purchase Agreement, then such Series 2016-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2016-1 Class A-1 Advance Note. In exchange for any Series 2016-1 Class A-1 Advance Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2016-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2016-1 Class A-1 Advance Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2016-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2016-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2016-1 Class A-1 Noteholder at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely

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on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2016-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2016-1 Class A-1 Advance Note as Series 2016-1 Class A-1 Noteholders.

(b)     Subject to the terms of the Indenture and the Series 2016-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer the Series 2016-1 Class A-1 Swingline Notes in whole but not in part by surrendering such Series 2016-1 Class A-1 Swingline Notes at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(d) of the Series 2016-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2016-1 Class A-1 Swingline Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2016-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred. No transfer of any Series 2016-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2016-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2016-1 Class A-1 Swingline Note as a Series 2016-1 Class A-1 Noteholder.

(c)     Subject to the terms of the Indenture and the Series 2016-1 Class A-1 Note Purchase Agreement, the L/C Provider may transfer any Series 2016-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2016-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2016-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2016-1 Class A-1 L/C Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2016-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2016-1 Class A-1 L/C Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of transferor) to such address as the transferor may request, Series 2016-1 Class A-1 L/C Notes for

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the aggregate principal amount that was not transferred. No transfer of any Series 2016-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by the L/C Provider at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2016-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2016-1 Class A-1 L/C Note as a Series 2016-1 Class A-1 Noteholder.

(d)     Each Series 2016-1 Class A-1 Note shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2016-1 CLASS A-1 NOTE (“THIS NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF THE CO-ISSUERS HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF APRIL 12, 2016 BY AND AMONG THE CO-ISSUERS, THE MANAGER, THE INVESTORS, THE SERIES 2016-1 NOTEHOLDERS, THE SERIES 2016-1 SUBFACILITY LENDERS AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT.

The required legend set forth above shall not be removed from the Series 2016-1 Class A-1 Notes except as provided herein.

Section 4.4     Transfer Restrictions of Series 2016-1 Class A-2 Notes.

(a)     A Series 2016-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2016-1 Class A-2 Note that is issued in exchange for a Series 2016-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2016-1 Global Note effected in accordance with the other provisions of this Section 4.4.

(b)     The transfer by a Series 2016-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB

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and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c)     If a Series 2016-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 hereto given by the Series 2016-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Regulation S Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(d)     If a Series 2016-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Unrestricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 hereto given by the Series 2016-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note,

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the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Unrestricted Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Unrestricted Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(e)     If a Series 2016-1 Class A-2 Note Owner holding a beneficial interest in a Regulation S Global Note or an Unrestricted Global Note wishes at any time to exchange its interest in such Regulation S Global Note or such Unrestricted Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Regulation S Global Note (but not such Unrestricted Global Note), a certificate in substantially the form set forth in Exhibit B-4 hereto given by such Series 2016-1 Class A-2 Note Owner holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, was reduced upon such exchange or transfer.

(f)     In the event that a Series 2016-1 Global Note or any portion thereof is exchanged for Series 2016-1 Class A-2 Notes other than Series 2016-1 Global Notes, such other Series 2016-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2016-1 Class A-2 Notes that are not Series 2016-1 Global Notes or for a beneficial interest in a Series 2016-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers and the Registrar, which shall be substantially consistent with the provisions of Sections 4.4(a) through Section 4.4(e) and Section 4.4(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2016-1 Global Note comply with Rule

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144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

(g)     Until the termination of the Restricted Period with respect to any Series 2016-1 Class A-2 Note, interests in the Regulation S Global Notes representing such Series 2016-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Unrestricted Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

(h)     The Series 2016-1 Class A-2 Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2016-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC OR SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO SONIC CAPITAL LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE

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SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS NEITHER A COMPETITOR NOR A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [REGULATION S GLOBAL NOTE] [RESTRICTED GLOBAL NOTE] OR [AN UNRESTRICTED GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO AN INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED (I) TO BE A COMPETITOR OR (II) NOT TO

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HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON” AT THE TIME OF THE TRANSFER.

(i)     The Series 2016-1 Class A-2 Notes Regulation S Global Notes shall also bear the following legend:

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER OR NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER OR NOT A “U.S. PERSON” AS DEFINED IN REGULATION S AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN

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ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(j)     The Series 2016-1 Global Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k)     The required legends set forth above shall not be removed from the Series 2016-1 Class A-2 Notes except as provided herein. The legend required for a Series 2016-1 Class A-2 Restricted Global Note may be removed from such Series 2016-1 Class A-2 Restricted Global Note if there is delivered to the Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2016-1 Class A-2 Restricted Global Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer, on behalf of the Co-Issuers, shall authenticate and deliver in exchange for such Series 2016-1 Class A-2 Restricted Global Note a Series 2016-1 Class A-2 Note or Series 2016-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2016-1 Class A-2 Restricted Global Note has been removed from a Series 2016-1 Class A-2 Note as provided above, no other Series 2016-1 Class A-2 Note issued in exchange for all or any part of such Series 2016-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2016-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

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Section 4.5     [Reserved].

Section 4.6     Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2016-1 Class A-2 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2016-1 Class A-2 Note as follows:

(a)     In the case of Series 2016-1 Class A-2 Notes acquired in the United States, that it is (i) a QIB, (ii) aware that the sale to it is being made in reliance on Rule 144A and (iii) acquiring such Series 2016-1 Class A-2 Notes for its own account or for the account of another person that is a QIB and is not a Competitor with respect to which it exercises sole investment discretion.

(b)     In the case of Series 2016-1 Class A-2 Notes acquired outside of the United States, that it is (i) not a U.S. Person, (ii) aware that the sale to it is being made in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S, (iii) acquiring such Series 2016-1 Class A-2 Notes for its own account or the account of another person that is a U.S. Person and is not a Competitor, with respect to which it exercises sole investment discretion, and (d) not purchasing such Series 2016-1 Class A-2 Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person.

(c)     It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2016-1 Class A-2 Notes.

(d)     It understands that the Co-Issuers, the Manager and the Servicer may receive a list of participants holding positions in the Series 2016-1 Class A-2 Notes from one or more book-entry depositories.

(e)     It understands that the Manager, the Co-Issuers, the Servicer and the Controlling Class Representative may receive a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee.

(f)     It will provide to each person to whom it transfers Series 2016-1 Class A-2 Notes notices of any restrictions on transfer of such Series 2016-1 Class A-2 Notes.

(g)     It is not a Competitor.

(h)     It understands that (i) the Series 2016-1 Class A-2 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2016-1 Notes have not been registered under the Securities Act, (iii) the Series 2016-1 Class A-2 Notes may be offered, resold, pledged or otherwise transferred only (A) to the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States to a Person that the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and that is not a Competitor, (C) outside the United States to a Person that is not a U.S. Person in a transaction meeting the requirements of Regulation S and that is not a Competitor or (D) to a Person that is not a Competitor in a transaction exempt from the registration

35

requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (iv) it will, and each subsequent holder of a Series 2016-1 Class A-2 Note is required to, notify any subsequent purchaser of a Series 2016-1 Class A-2 Note of the resale restrictions set forth in clause (iii) above.

(i)     It understands that the certificates evidencing the Restricted Global Notes will bear legends substantially similar to those set forth in Section 4.4(h) of this Series Supplement.

(j)     It understands that the certificates evidencing the Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.4(i) of this Series Supplement.

(k)     It understands that the certificates evidencing the Unrestricted Global Notes will bear legends substantially similar to those set forth in Section 4.4(j) of this Series Supplement.

(l)     Either (i) it is not a Plan and is not using the assets of any Plan to purchase or hold the Series 2016-1 Class A-2 Notes (or any interest therein), or (ii) its purchase and holding of the Series 2016-1 Class A-2 Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

(m)     It understands that any subsequent transfer of the Series 2016-1 Class A-2 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2016-1 Class A-2 Notes or any interest therein except in compliance with such restrictions and conditions and the Securities Act.

ARTICLE V

GENERAL

Section 5.1     Information. Pursuant to and in accordance with the Base Indenture, the Co-Issuers shall furnish, or cause to be furnished, a Monthly Noteholders’ Statement with respect to the Series 2016-1 Notes to the Trustee, substantially in the form of Exhibit C hereto, and a Quarterly Noteholders’ Statement with respect to the Series 2016-1 Notes to the Trustee, substantially in the form of Exhibit D hereto, setting forth, inter alia, the following information with respect to the Payment Dates described in such Monthly Noteholders’ Statement and Quarterly Noteholders’ Statement:

(i)     the total amount available to be distributed to Series 2016-1 Noteholders on such Payment Date;

(ii)    the amount of such distribution allocable to the payment of principal of each Class of the Series 2016-1 Notes;

36

(iii)   the amount of such distribution allocable to the payment of interest on each Class of the Series 2016-1 Notes;

(iv)   the amount of such distribution allocable to the payment of any Series 2016-1 Class A-2 Make-Whole Prepayment Premium, if any, on the Series 2016-1 Class A-2 Notes;

(v)    the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2016-1 Class A-1 Noteholders.

(vi)   whether, to the knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred, or any Cash Trapping Period is in effect, as of such Accounting Date;

(vii)  the Debt Service Coverage Ratio for such Payment Date and the 11 Payment Dates immediately preceding such Payment Date;

(viii)  the sum of Aggregate Franchise Drive-In Gross Sales and Aggregate Company-owned Drive-In Gross Sales as of the last day of the preceding Monthly Collection Period;

(ix)   the number of Open Drive-Ins as of the last day of the preceding Monthly Collection Period; and

(x)    the amount on deposit in the Senior Notes Interest Reserve Account and the amount on deposit, if any, in the Cash Trap Reserve Account, in each case, as of the close of business on the last Business Day of the preceding Monthly Collection Period.

Any Series 2016-1 Noteholder may obtain copies of each Monthly Noteholders’ Statement and Quarterly Noteholders’ Statement in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2     Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3     Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4     Certain Notices to the Rating Agencies. The Co-Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document.

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Section 5.5     Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative).

Section 5.6     Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.7     Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.8     Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.9     Entire Agreement. This Agreement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 5.10     Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2016-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2016-1 Notes that have been replaced or paid) to the Trustee for cancellation and all Letters of Credit have been expired or been cash collateralized in full pursuant to the terms of the Series 2016-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2016-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2016-1 Class A-1 Commitments have been terminated, and (iii) the Co-Issuers have paid all sums payable hereunder.

Section 5.11     Fiscal Year End. The Co-Issuers shall not change their fiscal year end from August 31 to any other date.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Series 2016-1 Securities Intermediary have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

SONIC CAPITAL LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and Chief Financial Officer

SONIC INDUSTRIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and Chief Financial Officer

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and Chief Financial Officer

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Series 2016-1 Supplement to Base Indenture]

SRI REAL ESTATE HOLDINGS LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Senior Vice President and Chief Financial Officer

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Series 2016-1 Supplement to Base Indenture]

CITIBANK, N.A., in its capacity as Trustee and as Series 2016-1 Securities Intermediary

By:	/s/ Anthony Bausa
	Name:	Anthony Bausa
	Title:	Vice President

[Signature Page to Series 2016-1 Supplement to Base Indenture]

ANNEX A

SERIES 2016-1

SUPPLEMENTAL DEFINITIONS LIST

“Acquiring Committed Note Purchaser” has the meaning set forth in Section 9.17(a) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Acquiring Investor Group” has the meaning set forth in Section 9.17(c) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Administrative Agent” has the meaning set forth in the preamble to the Series 2016-1 Class A-1 Note Purchase Agreement. For purposes of the Indenture, the “Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent.”

“Administrative Agent Fees” has the meaning set forth in Section 3.02(a) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Advance” has the meaning set forth in the recitals to the Series 2016-1 Class A-1 Note Purchase Agreement.

“Advance Request” has the meaning set forth in Section 7.03(c) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Affected Person” has the meaning set forth in Section 3.05 of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Aggregate Unpaids” has the meaning set forth in Section 5.01 of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Annual Inspection Notice” has the meaning set forth in Section 8.01(d) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Applicable Time” has the meaning set forth in the Series 2016-1 Class A-2 Note Purchase Agreement.

“Application” means an application, in such form as the applicable L/C Issuing Bank may specify from time to time, requesting such L/C Issuing Bank to issue a Letter of Credit.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Base Rate” means for any day a fluctuating rate per annum equal to (i) the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as established from time to time by the Administrative Agent as its “prime rate” at its principal U.S. office, and (c) the Eurodollar Base Rate (Reserve Adjusted) applicable to one month Interest Periods on the date of determination of the Base Rate plus 0.50% plus (ii) 2.00%;

provided that the Base Rate will in no event be higher than the maximum rate permitted by applicable Law. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate established by the Administrative Agent shall take effect at the opening of business on the day such change is effective.

“Base Rate Advance” means an Advance that bears interest at a rate of interest determined by reference to the Base Rate during such time as it bears interest at such rate, as provided in the Series 2016-1 Class A-1 Note Purchase Agreement.

“Borrowing” has the meaning set forth in Section 2.02(c) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Cede” has the meaning set forth in Section 4.2(a) of the Series 2016-1 Supplement.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2016-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2016-1 Closing Date.

“Change of Control” means the occurrence of an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) other than Holdco owns or controls, either directly or indirectly, more than 50% of the Equity Interests of the Master Issuer or SRI Real Estate Holdco or an amount of Equity Interests of the Master Issuer or SRI Real Estate Holdco that entitles such “person” or “group” to exercise more than 50% of the voting power in the Equity Interests of the Master Issuer or SRI Real Estate Holdco, and pursuant to, and within 24 months of, such event or series of events, three of the five Persons that held the following positions immediately prior to the completion of such event or series of events are terminated or resign: Chief Executive Officer of Holdco, President of Sonic Industries Services Inc., President of Sonic Restaurants, Inc., Chief Financial Officer of Holdco and Chief Marketing Officer of Holdco; provided, in each case, that termination and/or resignation of such officers shall not include (i) a change in any officer’s status in the ordinary course of succession so long as such officer remains affiliated with Holdco

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or its Subsidiaries as an officer or director, or in a similar capacity, (ii) retirement of any officer or (iii) death or incapacitation of any officer.

“Class A-1 Amendment Expenses” means all amounts payable pursuant to clause (a)(ii) of Section 9.05 of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Class A-1 Indemnities” means all amounts payable pursuant to Sections 9.05(b) and (c) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Commitments” means the obligation of each Committed Note Purchaser included in each Investor Group to fund Advances pursuant to Section 2.02(a) of the Series 2016-1 Class A-1 Note Purchase Agreement and to participate in Swingline Loans and Letters of Credit pursuant to Sections 2.06 and 2.08, respectively, of the Series 2016-1 Class A-1 Note Purchase Agreement in an aggregate stated amount up to its Commitment Amount.

“Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I to the Series 2016-1 Class A-1 Note Purchase Agreement opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to the Series 2016-1 Class A-1 Note Purchase Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2016-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Commitment Fee Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Commitment Fee Amounts for each day in such Interest Period. For purposes of the Base Indenture, the “Commitment Fee Adjustment Amount” shall be deemed to be the “Class A-1 Senior Notes Commitment Fee Adjustment Amount.”

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2016-1 Class A-1 Maximum Principal Amount on such date.

“Commitment Term” means the period from and including the Series 2016-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with the Series 2016-1 Class A-1 Note Purchase Agreement.

“Commitment Termination Date” means the Series 2016-1 Class A-1 Senior Notes Renewal Date.

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“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2016-1 Class A-1 Note Purchase Agreement.

“Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Committed Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Commitment Amount of such Committed Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date.

“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit whose Commercial Paper is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P-1” from Moody’s and/or “F1” from Fitch, as applicable, that is administered by the Funding Agent with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor pursuant to Section 9.17(b) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Conduit Investor” has the meaning set forth in the preamble to the Series 2016-1 Class A-1 Note Purchase Agreement.

“Confidential Information” for purposes of the Series 2016-1 Class A-1 Note Purchase Agreement, has the meaning set forth in Section 9.11 of the Series 2016-1 Class A-1 Note Purchase Agreement.

“CP Advance” means an Advance that bears interest at a rate of interest determined by reference to the CP Rate during such time as it bears interest at such rate, as provided in the Series 2016-1 Class A-1 Note Purchase Agreement.

“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Period, for any portion of the Advances funded or maintained through the issuance of Commercial Paper by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such Advances for such Interest Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Advances for such Interest Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“CP Rate” means, on any day during any Interest Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Period plus (ii) 2.00%;

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provided that the CP Rate will in no event be higher than the maximum rate permitted by applicable Law.

“Daily Commitment Fee Amount” means, for any day during any Interest Period, the Undrawn Commitment Fees that accrue for such day.

“Daily Interest Amount” means, for any day during any Interest Period, the sum of the following amounts:

(a)     with respect to any Eurodollar Advance outstanding on such day, the result of (i) the product of (x) the Eurodollar Rate in effect for such Interest Period and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(b)     with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(c)     with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Period and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(d)     with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(e)     with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Monthly Fees and L/C Fronting Fees (if any) that accrue thereon for such day.

“Daily Post-ARD Contingent Interest Amount” means, for any day during any Interest Period commencing on or after the Series 2016-1 Class A-1 Senior Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2016-1 Class A-1 Monthly Post-ARD Contingent Rate and (y) the Series 2016-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2016-1 Class A-1 Monthly Post-ARD Contingent Rate and (y) any Base Rate Advances included in the Series 2016-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 360.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Defaulting Administrative Agent Event” has the meaning set forth in Section 5.07(b) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Defaulting Investor” means any Investor that has (a) failed to make a payment required to be made by it under the terms of the Series 2016-1 Class A-1 Note Purchase Agreement within one Business Day of the day such payment is required to be made by such

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Investor thereunder, (b) notified the Administrative Agent in writing that it does not intend to make any payment required to be made by it under the terms of the Series 2016-1 Class A-1 Note Purchase Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder or (c) become the subject of an Event of Bankruptcy.

“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2016-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper at such time is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P-1” from Moody’s and/or “F1” from Fitch, as applicable

“Estimated Daily Commitment Fee Amount” means the average of the Daily Commitment Fee Amounts for each day during the most recent prior two consecutive Interest Periods.

“Estimated Daily Interest Amount” means the average of the Daily Interest Amounts for each day during the most recent prior two consecutive Interest Periods.

“Eurodollar Advance” means an Advance that bears interest at a rate of interest determined by reference to the Eurodollar Rate during such time as it bears interest at such rate, as provided in the Series 2016-1 Class A-1 Note Purchase Agreement.

“Eurodollar Base Rate” means, for any Eurodollar Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period by reference to the London interbank offered rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for U.S. Dollars for a period equal in length to such Eurodollar Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Base Rate” shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined by the Administrative Agent to be the average of the offered rates for deposits in Dollars in the amount of $1,000,000 for a period of time comparable to such Eurodollar Interest Period which are offered by three leading banks in the London interbank market at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period as selected by the Administrative Agent (unless the Administrative Agent is unable to obtain such rates from such banks in which case, it will be deemed that a Eurodollar Base Rate cannot be ascertained for purposes of Section 3.04 of the Series 2016-1 Class A-1 Note Purchase Agreement). In respect of any Eurodollar Interest Period that is less than one month in duration

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and if no Eurodollar Base Rate is otherwise determinable with respect thereto in accordance with the preceding sentence of this definition, the Eurodollar Base Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Period.

“Eurodollar Base Rate (Reserve Adjusted)” means, for any Eurodollar Interest Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

Eurodollar Base Rate =              Eurodollar Base Rate

(Reserve Adjusted)          1.00 — Eurodollar Reserve Percentage

The Eurodollar Base Rate (Reserve Adjusted) for any Eurodollar Interest Period will be determined by the Administrative Agent on the basis of the Eurodollar Reserve Percentage in effect two Eurodollar Business Days before the first day of such Eurodollar Interest Period.

“Eurodollar Business Day” means any Business Day on which dealings are also carried on in the London interbank market and banks are open for business in London.

“Eurodollar Interest Period” means, with respect to any Eurodollar Advance, (x) the period commencing on and including the Eurodollar Business Day such Advance first becomes a Eurodollar Advance in accordance with Section 3.01(b) of the Series 2016-1 Class A-1 Note Purchase Agreement and ending on but excluding a date, as elected by the Master Issuer pursuant to such Section 3.01(b), that is either (i) one (1) month subsequent to such date, (ii) two (2) months subsequent to such date, (iii) three (3) months subsequent to such date or (iv) six (6) months subsequent to such date, or such other time period subsequent to such date not to exceed six months as agreed upon by the Master Issuer and the Administrative Agent; provided, however, that

(i)	no Eurodollar Interest Period may end subsequent to the second Business Day before the Accounting Date occurring immediately prior to the earlier of (a) the Series 2016-1 Class A-1 Senior Notes Renewal Date and (b) any Payment Date occurring prior to the Series 2016-1 Class A-1 Senior Notes Renewal Date and on which the Series 2016-1 Final Payment is expected to be made; and

(ii)	upon the occurrence and during the continuation of any Rapid Amortization Period or any Event of Default, any Eurodollar Interest Period with respect to the Eurodollar Advances of all Investor Groups may be terminated at the end of the then-current Eurodollar Interest Period (or, if the Class A-1 Notes have been accelerated in accordance with Section 9.2 of the Base Indenture, immediately), at the election of the Administrative Agent or Investor Groups holding in the aggregate more than 50% of the Eurodollar Tranche, by notice to the Co-Issuers, the Manager, the Control Party, and the Funding Agents, and upon such election
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the Eurodollar Advances in respect of which interest was calculated by reference to such terminated Eurodollar Interest Period shall be converted to Base Rate Advances.

“Eurodollar Rate” means, on any day during any Eurodollar Interest Period, an interest rate per annum equal to the sum of (i) the Eurodollar Base Rate (Reserve Adjusted) for such Eurodollar Interest Period plus (ii) 2.00%; provided that the Eurodollar Rate will in no event be higher than the maximum rate permitted by applicable Law.

“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to liabilities or assets constituting “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Period.

“Eurodollar Tranche” means that portion of the Series 2016-1 Class A-1 Outstanding Principal Amount funded or maintained with Eurodollar Advances.

“Federal Funds Rate” means, for any specified period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time).

“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Funding Agent” has the meaning set forth in the preamble to the Series 2016-1 Class A-1 Note Purchase Agreement.

“Increase” has the meaning set forth in Section 2.1(a) of the Series 2016-1 Supplement.

“Increased Capital Costs” has the meaning set forth in Section 3.07 of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Increased Costs” has the meaning set forth in Section 3.05 of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Increased Tax Costs” has the meaning set forth in Section 3.08(b) of the Series 2016-1 Class A-1 Note Purchase Agreement.

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“Initial Purchasers” means, collectively, Guggenheim Securities, LLC, Goldman, Sachs & Co. and Rabo Securities USA, Inc.

“Interest Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Interest Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Period. For purposes of the Base Indenture, the “Interest Adjustment Amount” for any Interest Period shall be deemed to be a “Class A-1 Senior Notes Interest Adjustment Amount” for such Interest Period.

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively.

“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I to the Series 2016-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2016-1 Class A-1 Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2016-1 Class A-1 Noteholder for such Investor Group).

“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, the portion of the Increase, if any, actually funded by such Investor Group on such Business Day.

“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2016-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2016-1 Class A-1 Initial Advance Principal Amount plus (ii) such Investor Group’s Commitment Percentage of the Series 2016-1 Class A-1 Outstanding Subfacility Amount outstanding on the Series 2016-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2016-1 Class A-1 Outstanding Subfacility Amount included therein) plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2016-1 Class A-1 Advance Notes on such date plus (iv) such Investor Group’s Commitment Percentage of the Series 2016-1 Class A-1 Outstanding Subfacility Amount outstanding on such date.

“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2016-1 Class A-1 Note Purchase Agreement.

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“L/C Commitment” means the obligation of the L/C Provider to provide Letters of Credit pursuant to Section 2.07 of the Series 2016-1 Class A-1 Note Purchase Agreement, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, at any one time outstanding not to exceed $15,000,000 as such amount may be reduced or increased pursuant to Section 2.07(g) of the Series 2016-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“L/C Fronting Fees” means fronting fees, if any, payable by the L/C Provider pursuant to Section 2.07(h) of the Series 2016-1 Class A-1 Note Purchase Agreement to an L/C Issuing Bank as agreed upon in writing by the Co-Issuers, the L/C Provider and such L/C Issuing Bank.

“L/C Issuing Bank” has the meaning set forth in Section 2.07(h) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“L/C Monthly Fees” has the meaning set forth in Section 2.07(d) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.08(a)(ii) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“L/C Provider” means Coöperatieve Rabobank, U.A., New York Branch, in its capacity as provider of any Letter of Credit under the Series 2016-1 Class A-1 Note Purchase Agreement, and its permitted successors and assigns in such capacity.

“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a)(i) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Lender Party” means any Investor, the Swingline Lender or the L/C Provider and “Lender Parties” means the Investors, the Swingline Lender and the L/C Provider, collectively.

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Make-Whole End Date” has the meaning set forth in Section 3.5(e) of the Series 2016-1 Supplement.

“Mandatory Decrease” has the meaning set forth in Section 2.2(a) of the Series 2016-1 Supplement.

“Margin Stock” means “margin stock” as defined in Regulation U of the F.R.S. Board, as amended from time to time.

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“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2016-1 Closing Date, the amount set forth on Schedule I to the Series 2016-1 Class A-1 Note Purchase Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties to the Series 2016-1 Class A-1 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2016-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Non-Funding Committed Notes Purchaser” has the meaning set forth in Section 2.02(a) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Offering Memorandum” has the meaning set forth in the Series 2016-1 Class A-2 Note Purchase Agreement.

“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Other Class A-1 Transaction Expenses” means all amounts payable pursuant to Section 9.05 of the Series 2016-1 Class A-1 Note Purchase Agreement other than Class A-1 Amendment Expenses.

“Outstanding Series 2016-1 Class A-1 Notes” means with respect to the Series 2016-1 Class A-1 Notes, all Series 2016-1 Class A-1 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2016-1 Class A-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2016-1 Class A-1 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2016-1 Class A-1 Distribution Account and are available for payment of such Series 2016-1 Class A-1 Notes and the Commitments with respect to which have terminated, (c) Series 2016-1 Class A-1 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture and (d) Series 2016-1 Class A-1 Notes in exchange for or in lieu of other Series 2016-1 Class A-1 Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2016-1 Class A-1 Notes are held by a purchaser for value.

“Outstanding Series 2016-1 Class A-2 Notes” means, with respect to the Series 2016-1 Class A-2 Notes, all such Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2016-1 Class A-2 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2016-1 Class A-2 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2016-1 Class A-2 Distribution Account and are available for payment of such Series 2016-1 Class A-2 Notes, (c) Series 2016-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture and (d) Series 2016-1 Class A-2 Notes in exchange for or in lieu of other Series 2016-1 Class A-2 Notes that have been authenticated and delivered pursuant to the Indenture

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unless proof satisfactory to the Trustee is presented that any such Series 2016-1 Class A-2 Notes are held by a purchaser for value.

“Outstanding Series 2016-1 Notes” means, collectively, all Outstanding Series 2016-1 Class A-1 Notes and all Outstanding Series 2016-1 Class A-2 Notes.

“Parent Companies” means, collectively, Holdco, SISI and SRI.

“Plan” means (i) an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Part 4 of Title I of ERISA; (ii) a plan, individual retirement account or other arrangement that is subject to Section 4975 of the Code or provisions under any Similar Law; or (iii) an entity whose underlying assets are considered to include “plan assets” of any such employee benefit plans, plans, accounts or arrangements described in clause (i) or (ii) under Similar Law or under 29 C.F.R. Section 2510.3-101 as promulgated under ERISA.

“Prepayment Notice” has the meaning set forth in Section 3.6(g) of the Series 2016-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2016-1 Prepayment, the Record Date immediately preceding the date of the associated Series 2016-1 Prepayment unless such immediately preceding Record Date is less than 10 Business Days prior to the date of the associated Series 2016-1 Prepayment, in which case the “Prepayment Record Date” will be the second Record Date immediately preceding the date of the associated Series 2016-1 Prepayment.

“Program Support Agreement” means, with respect to any Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2016-1 Class A-1 Note of such Investor providing for the issuance of one or more letters of credit for the account of such Investor, the issuance of one or more insurance policies for which such Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Investor to any Program Support Provider of the Series 2016-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Investor in connection with such Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

“Program Support Provider” means, with respect to any Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Investor’s Commercial Paper and/or Series 2016-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Investor’s securitization program as it relates to any Commercial Paper issued by such Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

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“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agencies” means, with respect to each Class of Series 2016-1 Notes, S&P and any other nationally recognized rating agency then rating such Class of Series 2016-1 Notes at the request of the Co-Issuers.

“Rating Agency Condition” means, with respect to the Series 2016-1 Notes and any event or action to be taken or proposed to be taken requiring satisfaction of the Rating Agency Condition in the Indenture or in any other Related Document, including the issuance of additional Series of Notes, a condition that is satisfied if the Manager has notified the Co-Issuers, the Servicer and the Trustee in writing that the Manager has provided each Rating Agency and the Servicer with a written notification setting forth in reasonable detail such event or action and has actively solicited (by written request and by request via email and telephone) a Rating Agency Confirmation from each Rating Agency, and each Rating Agency has either provided the Manager with a Rating Agency Confirmation with respect to such event or action or informed the Manager that it declines to review such event or action; provided that:

(i) except in connection with the issuance of an additional Series of Notes, as to which the conditions of clause (ii)(c) below will apply in all cases, the Rating Agency Condition in respect of any Rating Agency will be required to be satisfied in connection with any such event or action only if the Manager determines in its sole discretion that the policies of such Rating Agency permit it to deliver such Rating Agency Confirmation; and

(ii) the Rating Agency Condition will not be required to be satisfied in respect of any Rating Agency if the Manager provides an Officer’s Certificate (along with copies of all written requests for such Rating Agency Confirmation and copies of all related email correspondence) to the Co-Issuers, the Servicer and the Trustee certifying that:

(a)     the Manager has not received any response from such Rating Agency after the Manager has repeated such active solicitation (by request via telephone and by email) on or about the tenth Business Day and the fifteenth Business Day following the date of delivery of the initial solicitation;

(b)     the Manager has no reason to believe that such event or action would result in such Rating Agency withdrawing its credit ratings on the Series 2016-1 Notes or assigning credit ratings on the Series 2016-1 Notes below the lower of (1) the then-current credit ratings on the Series 2016-1 Notes or (2) the initial credit ratings assigned to such Series 2016-1 Notes by such Rating Agency (without negative implications); and

(c)     solely in connection with any issuance of an additional Series of Notes, either:

(1)     at least one Rating Agency has provided a Rating Agency Confirmation;

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(2)     each Rating Agency has rated any additional Series of Notes that are Senior Notes no lower than the lower of (x) the then-current credit rating assigned to the Series 2016-1 Notes by such Rating Agency or (y) the initial credit rating assigned by such Rating Agency (without negative implications) to the Series 2016-1 Notes, or, if the Series 2016-1 Notes do not rank on the same priority as such additional Series of Notes, the Control Party will have provided its written consent to the issuance of such additional Series of Notes; or

(3)      none of the additional Series of Notes are Senior Notes.

“Rating Agency Confirmation” means, with respect to the Series 2016-1 Notes, a confirmation from a Rating Agency that a proposed event or action will not result in (i) a withdrawal of its credit ratings on the Series 2016-1 Notes or (ii) the assignment of credit ratings on the Series 2016-1 Notes below the lower of (x) the then-current credit rating assigned to the Series 2016-1 Notes by such Rating Agency or (y) the initial credit ratings assigned to such Series 2016-1 Notes by such Rating Agency (without negative implications); provided, however, that solely in connection with an issuance of an additional Series Notes, a Rating Agency Confirmation of Standard & Poor’s will be required for each Series of Notes then rated by Standard & Poor’s at the time of such issuance of an additional Series of Notes.

“Real Estate Asset Disposition Proceeds Prepayment Event” has the meaning set forth in Section 3.6(d)(ii) of the Series 2016-1 Supplement.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2016-1 Supplement.

“Reimbursement Obligation” means the obligation of the Co-Issuers to reimburse the L/C Provider pursuant to Section 2.08 of the Series 2016-1 Class A-1 Note Purchase Agreement for amounts drawn under Letters of Credit.

“Restricted Global Notes” has the meaning set forth in Section 4.2(a) of the Series 2016-1 Supplement.

“Restricted Period” means, with respect to any Series 2016-1 Class A-2 Notes issued on the Series 2016-1 Closing Date and sold pursuant to Regulation S, the period commencing on such Series 2016-1 Closing Date and ending on the 40th day after the Series 2016-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Sale Notice” has the meaning set forth in Section 9.18(b) of the Series 2016-Class A-1 Note Purchase Agreement.

“Series 2016-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2016-1 Supplement.

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“Series 2016-1 Available Interest Reserve Account Amount” means, when used with respect to any date, the amount on deposit in the Senior Notes Interest Reserve Account pursuant to Section 3.2(d) of the Series 2016-1 Supplement after giving effect to any withdrawals therefrom with respect to the Series 2016-1 Notes pursuant to Section 5.14 of the Base Indenture.

“Series 2016-1 Class A-1 Administrative Expenses” means, for any Interim Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2016-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Senior Notes Administrative Expenses.”

“Series 2016-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in the Series 2016-1 Supplement.

“Series 2016-1 Class A-1 Allocated Payment Reduction Amount” has the meaning set forth in Section 2.05(b)(iv) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Series 2016-1 Class A-1 Distribution Account” has the meaning set forth in Section 3.7(a) of the Series 2016-1 Supplement.

“Series 2016-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.7(d) of the Series 2016-1 Supplement.

“Series 2016-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2016-1 Class A-1 Outstanding Principal Amount exceeds the Series 2016-1 Class A-1 Maximum Principal Amount.

“Series 2016-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of the Series 2016-1 Supplement.

“Series 2016-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2016-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2016-1 Class A-1 Initial Advances made on the Series 2016-1 Closing Date pursuant to Section 2.1(a) of the Series 2016-1 Supplement, which is $[ ].

“Series 2016-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2016-1 Class A-1 L/C Note of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2016-1 Closing Date pursuant to Section 2.07 of the Series 2016-1 Class A-1 Note Purchase Agreement, which is $[ ].

“Series 2016-1 Class A-1 Initial Swingline Loan” has the meaning set forth in Section 2.1(b) of the Series 2016-1 Supplement.

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“Series 2016-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2016-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2016-1 Closing Date pursuant to Section 2.06 of the Series 2016-1 Class A-1 Note Purchase Agreement, which is $[ ].

“Series 2016-1 Class A-1 L/C Fees” means the L/C Monthly Fees. For purposes of the Indenture, the “Series 2016-1 Class A-1 L/C Fees” shall be deemed to be “Senior Notes Monthly Interest.”

“Series 2016-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in the Series 2016-1 Supplement.

“Series 2016-1 Class A-1 Maximum Principal Amount” means $150,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Series 2016-1 Class A-1 Monthly Commitment Fees” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Commitment Fee Amounts for each day in such Interest Period, (b) if such date of determination occurs on or after the last day of such Interest Period, the Commitment Fee Adjustment Amount with respect to such Interest Period, and (c) the amount of any Class A-1 Notes Commitment Fees Shortfall Amount with respect to the Series 2016-1 Class A-1 Notes (as determined pursuant to Section 5.14(e) of the Base Indenture), for the immediately preceding Interest Period together with Additional Class A-1 Notes Commitment Fee Shortfall Interest (as determined pursuant to Section 5.14(e) of the Base Indenture) on such Class A-1 Notes Commitment Fees Shortfall Amount. For purposes of the Indenture, the “Series 2016-1 Class A-1 Monthly Commitment Fees” shall be deemed to be “Class A-1 Senior Notes Monthly Commitment Fees.”

“Series 2016-1 Class A-1 Monthly Interest” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Period, (b) if such date of determination occurs on or after the last day of such Interest Period, the Interest Adjustment Amount with respect to such Interest Period, and (c) the amount of any Senior Notes Interest Shortfall Amount with respect to the Series 2016-1 Class A-1 Notes (as determined pursuant to Section 5.14(b) of the Base Indenture) for the immediately preceding Interest Period (together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.14(c) of the Base Indenture) on such Senior Notes Interest Shortfall Amount). For purposes of the Base Indenture, the “Series 2016-1 Class A-1 Monthly Interest” shall be deemed to be “Senior Notes Monthly Interest.”

“Series 2016-1 Class A-1 Monthly Post-ARD Contingent Interest” means, for any Interest Period commencing on or after the Series 2016-1 Class A-1 Senior Notes Renewal Date, an amount equal to the sum of the aggregate of the Daily Post-ARD Contingent Interest Amounts, as calculated by the Manager on behalf of the Co-Issuers, for each day in such Interest Period. For purposes of the Base Indenture, the “Series 2016-1 Class A-1 Monthly Post-ARD

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Contingent Interest” shall be deemed to be “Senior Notes Monthly Post-ARD Contingent Interest.”

“Series 2016-1 Class A-1 Monthly Post-ARD Contingent Rate” has the meaning set forth in Section 3.4(c) of the Series 2016-1 Supplement.

“Series 2016-1 Class A-1 Noteholder” means the Person in whose name a Series 2016-1 Class A-1 Note is registered in the Note Register.

“Series 2016-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of April 12, 2016, by and among the Co-Issuers, the Manager, the Investors, the Series 2016-1 Class A-1 Noteholders and Coöperatieve Rabobank, U.A., New York Branch, as administrative agent thereunder, pursuant to which the Series 2016-1 Class A-1 Noteholders have agreed to purchase the Series 2016-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Base Indenture, the “Series 2016-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Variable Funding Note Purchase Agreement.”

“Series 2016-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2016-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2016-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2016-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2016-1 Class A-1 Note Purchase Agreement, the Eurodollar Rate in effect for the Eurodollar Interest Period that includes such day; (c) with respect to that portion of the Series 2016-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2016-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2016-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2016-1 Class A-1 Note Rate, the Base Rate in effect for such day; in each case, computed on the basis of a year of 360 (or, in the case of the Base Rate, 365 or 366, as applicable) days and the actual number of days elapsed; provided, however, that the Series 2016-1 Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2016-1 Class A-1 Notes” has the meaning set forth in “Designation” in the Series 2016-1 Supplement.

“Series 2016-1 Class A-1 Other Amounts” means, for any Interim Allocation Date, the aggregate amount of any Breakage Amount, Class A-1 Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs, L/C Other Reimbursement Costs and Other Class A-1 Transaction Expenses then due and payable and not previously paid. For purposes of the

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Base Indenture, the “Series 2016-1 Class A-1 Other Amounts” shall be deemed to be “Class A-1 Senior Notes Other Amounts.”

“Series 2016-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2016-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2016-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2016-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.1 of the Series 2016-1 Supplement resulting from Advances made on or prior to such date and after the Series 2016-1 Closing Date plus (d) any Series 2016-1 Class A-1 Outstanding Subfacility Amount on such date; provided that at no time may the Series 2016-1 Class A-1 Outstanding Principal Amount exceed the Series 2016-1 Class A-1 Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2016-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2016-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2016-1 Class A-1 Swingline Notes and Series 2016-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2016-1 Class A-1 Note Purchase Agreement or the Series 2016-1 Supplement).

“Series 2016-1 Class A-1 Senior Notes Amortization Event” means the circumstance in which the Outstanding Principal Amount of the Series 2016-1 Class A-1 Notes is not paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or prior to the Series 2016-1 Class A-1 Senior Notes Renewal Date. For purposes of the Indenture, a “Series 2016-1 Class A-1 Senior Notes Amortization Event” shall be deemed to be a “Class A-1 Senior Notes Amortization Event.”

“Series 2016-1 Class A-1 Senior Notes Amortization Period” means the period commencing on the date on which a Series 2016-1 Class A-1 Senior Notes Amortization Event occurs and ending on the date on which there are no Series 2016-1 Class A-1 Notes Outstanding. For purposes of the Base Indenture, a “Series 2016-1 Class A-1 Senior Notes Amortization Period” shall be deemed to be a “Class A-1 Amortization Period.”

“Series 2016-1 Class A-1 Senior Notes Renewal Date” means May 2021 (as such date may be extended pursuant to Section 3.6(b) of the Series 2016-1 Supplement). For purposes of the Base Indenture, the “Series 2016-1 Class A-1 Senior Notes Renewal Date” shall be deemed to be a “Class A-1 Renewal Date.”

“Series 2016-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2016-1 Class A-1 Swingline Note or Series 2016-1 Class A-1 L/C Note is registered in the Note Register. For purposes of the Base Indenture, the “Series 2016-1 Class A-1 Subfacility Noteholders” shall be deemed to be “Class A-1 Subfacility Noteholders.”

“Series 2016-1 Class A-1 Swingline Notes” has the meaning set forth in “Designation” of the Series 2016-1 Supplement.

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“Series 2016-1 Class A-1 VFN Fee Letter” means the Fee Letter, dated as of April 12, 2016, by and among the Co-Issuers, the Manager, the Administrative Agent, the L/C Provider, the Swingline Lender and the Committed Note Purchasers, as amended, supplemented or otherwise modified from time to time.

“Series 2016-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.8(a) of the Series 2016-1 Supplement.

“Series 2016-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.8(d) of the Series 2016-1 Supplement.

“Series 2016-1 Class A-2 Expected Weighted Average Life” means, with respect to any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (1) the Series 2016-1 Class A-2 Scheduled Principal Payments Amount for each then-remaining Payment Date (based on the Series 2016-1 Class A-2 Scheduled Principal Payments Amounts as of such date and including, without duplication, the amount that is expected to be repaid on the Series 2016-1 Anticipated Repayment Date), by (2) the number of years that will elapse between such date and the dates of such expected payments, by (b) the Series 2016-1 Outstanding Principal Amount as of such date (prior to giving effect to any payments of principal or interest on such date), as calculated by the Manager on behalf of the Co-Issuers.

“Series 2016-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2016-1 Class A-2 Notes, which is $425,000,000.

“Series 2016-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to any Series 2016-1 Prepayment Amount in respect of any Series 2016-1 Class A-2 Notes on which any prepayment premium is due, an amount (not less than zero) equal to (i) the discounted present value as of the relevant Series 2016-1 Make-Whole Premium Calculation Date of all future installments of interest and principal to be made on the Series 2016-1 Class A-2 Notes (or such portion thereof to be prepaid), from the applicable Series 2016-1 Prepayment Date to and including the Make-Whole End Date, assuming all Series 2016-1 Class A-2 Scheduled Principal Payments are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Series 2016-1 Class A-2 Scheduled Principal Payments due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event, and cancellations of repurchased Notes prior to the date of such prepayment and assuming the Series 2016-1 Class A-2 Scheduled Principal Payments Amount (or ratable amounts thereof based on the portion thereof) being prepaid) are to be made on each Payment Date prior to the Make-Whole End Date and the entire remaining unpaid principal amount of the Series 2016-1 Class A-2 Notes or a portion thereof is paid on the Make-Whole End Date minus (ii) the Outstanding Principal Amount of the Series 2016-1 Class A-2 Notes (or portion thereof) being prepaid.

For the purposes of the calculation of the discounted present value in clause (i) above, such present value shall be determined by the Manager, on behalf of the Master Issuer, using a discount rate equal to the sum of: (x) the yield to maturity (adjusted to a “mortgage equivalent basis” for a monthly-pay security pursuant to the standards and practices of the

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Securities Industry and Financial Markets Association), on the date of such prepayment, of the United States Treasury Security having a maturity closest to the Make-Whole End Date plus (y) [0.50]%. For purposes of the Base Indenture, “Series 2016-1 Class A-2 Make-Whole Prepayment Premium” shall be deemed to be a “Prepayment Premium,” and shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments.

“Series 2016-1 Class A-2 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.6(g) of the Series 2016-1 Supplement.

“Series 2016-1 Class A-2 Monthly Interest” means, with respect to any Interest Period, an amount equal to the sum of (i) the accrued interest at the Series 2016-1 Class A-2 Note Rate on the Series 2016-1 Class A-2 Outstanding Principal Amount (on the first day of such Interest Period after giving effect to all payments of principal made to holders of such Class of Notes on such day and also giving effect to repurchases and cancellations of such Series 2016-1 A-2 Notes) during such Interest Period, calculated based on a 360-day year of twelve 30-day months, and (ii) the amount of any Senior Notes Interest Shortfall Amount with respect to the Series 2016-1 Class A-2 Notes (as determined pursuant to Section 5.14(b) of the Base Indenture), for the immediately preceding Interest Period (together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.14(c) of the Base Indenture) on such Senior Notes Interest Shortfall Amount. For purposes of the Base Indenture, “Series 2016-1 Class A-2 Monthly Interest” shall be deemed to be “Senior Notes Monthly Interest.”

“Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2016-1 Supplement. For purposes of the Base Indenture, the “Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest” shall be deemed to be “Senior Notes Monthly Post-ARD Contingent Interest.”

“Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2016-1 Supplement.

“Series 2016-1 Class A-2 Noteholder” means the Person in whose name a Series 2016-1 Class A-2 Note is registered in the Note Register.

“Series 2016-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of April 12, 2016, by and among the Initial Purchasers, Holdco, the Manager, SRI Real Estate Holdco and the Securitization Entities, as amended, supplemented or otherwise modified from time to time, relating to the Series 2016-1 Class A-2 Notes.

“Series 2016-1 Class A-2 Note Rate” means 4.472% per annum.

“Series 2016-1 Class A-2 Notes” has the meaning specified in “Designation” of the Series 2016-1 Supplement.

“Series 2016-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2016-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a Series 2016-1 Class A-2 Scheduled Principal Payment, a prepayment, a repurchase and cancellation, a

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redemption or otherwise) made to Series 2016-1 Class A-2 Noteholders with respect to Series 2016-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2016-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2016-1 Class A-2 Scheduled Principal Deficiency Amount” means the amount, if positive, equal to the difference between (i) the Series 2016-1 Class A-2 Scheduled Principal Payments Amount for any Payment Date plus any Series 2016-1 Class A-2 Scheduled Principal Payments Amount due but unpaid from any previous Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payments Account with respect to the Series 2016-1 Class A-2 Notes.

“Series 2016-1 Class A-2 Scheduled Principal Payment” means any payment of principal made pursuant to Section 3.2(f) of the Series 2016-1 Supplement. For purposes of the Base Indenture, the “Series 2016-1 Class A-2 Scheduled Principal Payments” shall be deemed to be “Scheduled Principal Payments.”

“Series 2016-1 Class A-2 Scheduled Principal Payments Amount” means with respect to any Payment Date, an amount, based on a 1.00% scheduled annual amortization, equal monthly to 0.083% of the Series 2016-1 Class A-2 Initial Principal Amount.

“Series 2016-1 Closing Date” means May 17, 2016.

“Series 2016-1 Default Rate” means, (i) with respect to the Series 2016-1 Class A-1 Notes, the Series 2016-1 Class A-1 Note Rate, and (ii) with respect to the Series 2016-1 Class A-2 Notes, the Series 2016-1 Class A-2 Note Rate. For purposes of the Base Indenture, the “Series 2016-1 Default Rate” shall be deemed to be the “Default Rate.”

“Series 2016-1 Distribution Accounts” means, collectively, the Series 2016-1 Class A-1 Distribution Account and the Series 2016-1 Class A-2 Distribution Account.

“Series 2016-1 Extension Elections” means, collectively, the Series 2016-1 First Extension Election and the Series 2016-1 Second Extension Election.

“Series 2016-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2016-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2016-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts, the payment of all fees and expenses and other amounts then due and payable under the Series 2016-1 Class A-1 Note Purchase Agreement and the termination in full of all Commitments.

“Series 2016-1 Final Payment Date” means the date on which the Series 2016-1 Final Payment is made.

“Series 2016-1 First Extension Election” has the meaning set forth in Section 3.6(b)(i) of the Series 2016-1 Supplement.

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“Series 2016-1 Global Notes” means, collectively, the Regulation S Global Notes and the Restricted Global Notes.

“Series 2016-1 Interest Reserve Account Deficiency” means, when used with respect to any date, that on such date the Series 2016-1 Interest Reserve Amount exceeds the Series 2016-1 Available Interest Reserve Account Amount.

“Series 2016-1 Interest Reserve Account Deficit Amount” means, on any Interim Allocation Date with respect to a Monthly Collection Period, the amount, if any, by which (a) the Series 2016-1 Interest Reserve Amount exceeds (b) the Series 2016-1 Available Interest Reserve Account Amount on such date; provided, however, with respect to any Interim Allocation Date with respect to the Monthly Collection Period immediately preceding the Series 2016-1 Final Payment Date or the Series 2016-1 Legal Final Maturity Date, the Series 2016-1 Interest Reserve Account Deficit Amount shall be zero.

“Series 2016-1 Interest Reserve Amount” means, for any Interim Allocation Date with respect to a Monthly Collection Period, the amount equal to the sum of: (A)(i) the Series 2016-1 Class A-2 Outstanding Principal Amount as of the immediately preceding Payment Date (after giving effect to any principal payments on such date), multiplied by (ii) the Series 2016-1 Class A-2 Note Rate, divided by (iii) four, plus (B)(i) the Series 2016-1 Class A-1 Maximum Principal Amount as of the immediately preceding Payment Date (after giving effect to any commitment reductions on such date), multiplied by (ii) the Series 2016-1 Class A-2 Note Rate and divided by (iii) four.

“Series 2016-1 Interest Reserve Release Amount” means, as of any Accounting Date, the excess, if any, of (i) the amount on deposit in the Senior Notes Interest Reserve Account with respect to the Series 2016-1 Notes over (ii) the Series 2016-1 Interest Reserve Amount.

“Series 2016-1 Interest Reserve Release Event” means (i) any reduction in the Outstanding Principal Amount of the Series 2016-1 Class A-2 Notes or (ii) any reduction in the Series 2016-1 Class A-1 Maximum Principal Amount. For purposes of the Indenture, the “Series 2016-1 Interest Reserve Release Event” shall be deemed to be a “Senior Notes Interest Reserve Release Event.”

“Series 2016-1 Legal Final Maturity Date” means May 21, 2046. For purposes of the Indenture, the “Series 2016-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2016-1 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.6(g) of the Series 2016-1 Supplement.

“Series 2016-1 Noteholders” means, collectively, the Series 2016-1 Class A-1 Noteholders and the Series 2016-1 Class A-2 Noteholders.

“Series 2016-1 Note Owner” means, with respect to a Series 2016-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a

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Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2016-1 Notes” means, collectively, the Series 2016-1 Class A-1 Notes and the Series 2016-1 Class A-2 Notes.

“Series 2016-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2016-1 Class A-1 Outstanding Principal Amount, plus the Series 2016-1 Class A-2 Outstanding Principal Amount.

“Series 2016-1 Prepayment” has the meaning set forth in Section 3.6(g) of the Series 2016-1 Supplement.

“Series 2016-1 Prepayment Amount” has the meaning set forth in Section 3.6(g) of the Series 2016-1 Supplement.

“Series 2016-1 Prepayment Date” has the meaning set forth in Section 3.6(g) of the Series 2016-1 Supplement.

“Series 2016-1 Second Extension Election” has the meaning set forth in Section 3.6(b)(ii) of the Series 2016-1 Supplement.

“Series 2016-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2016-1 Supplement.

“Series 2016-1 Supplement” means the Series 2016-1 Supplement, dated as of May [17], 2016, among the Co-Issuers, the Trustee and the Series 2016-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Series 2016-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2016-1 Supplement.

“Series Non-Amortization Test” means a test that will be satisfied on any Payment Date if (i) the level of the Holdco Leverage Ratio (calculated without giving effect to undrawn commitments under any Variable Funding Note Purchase Agreement) is less than or equal to 4.5x as of the Accounting Date preceding such Payment Date and (ii) no Rapid Amortization Event has occurred and is continuing as of the Accounting Date preceding such Payment Date.

“Similar Law” means any federal, state, local, non-U.S. or other laws or regulations that are similar to Part 4 of Title I of ERISA or Section 4975 of the Code.

“Specified Rating Agencies” means any of Standard & Poor’s, Moody’s or Fitch, as applicable.

“STAMP” has the meaning set forth in Section 4.3(a) of the Series 2016-1 Supplement.

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“Subfacility Decrease” has the meaning set forth in Section 2.2(d) of the Series 2016-1 Supplement.

“Subfacility Increase” has the meaning set forth in Section 2.1(b) of the Series 2016-1 Supplement.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 of the Series 2016-1 Class A-1 Note Purchase Agreement in an aggregate principal amount at any one time outstanding not to exceed $[ ], as such amount may be reduced or increased pursuant to Section 2.06(i) of the Series 2016-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Swingline Lender” means Coöperatieve Rabobank, U.A., New York Branch, in its capacity as maker of Swingline Loans, and its permitted successors and assigns in such capacity.

“Swingline Loan Request” has the meaning set forth in Section 2.06(b) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Swingline Participation Amount” has the meaning set forth in Section 2.06(f) of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Undrawn Commitment Fees” has the meaning set forth in Section 3.02 of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount of any Letters of Credit outstanding at such time.

“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08 of the Series 2016-1 Class A-1 Note Purchase Agreement.

“Unrestricted Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2016-1 Supplement.

“U.S. Person” has the meaning set forth in Section 4.2 of the Series 2016-1 Supplement.

“Voluntary Decrease” has the meaning set forth in Section 2.2(b) of the Series 2016-1 Supplement.

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EXHIBIT A-1-1

FORM OF SERIES 2016-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1
SUBCLASS: SERIES 2016-1 CLASS A-1 ADVANCE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2016-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2016-1 CLASS A-1 ADVANCE NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC AND SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES 2016-1 CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF APRIL 12, 2016 BY AND AMONG THE CO-ISSUERS, SONIC INDUSTRIES SERVICES INC., AS THE MANAGER, THE INVESTORS, THE SERIES 2016-1 NOTEHOLDERS, THE SERIES 2016-1 SUBFACILITY NOTEHOLDERS AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT.

A-1-1-1

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-A	up to $[___________]

SEE REVERSE FOR CERTAIN CONDITIONS

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC and
SRI REAL ESTATE PROPERTIES LLC

SERIES 2016-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1
SUBCLASS: SERIES 2016-1 CLASS A-1 ADVANCE NOTE

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Delaware, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [____________] or registered assigns, up to the principal sum of [___________________________] DOLLARS ($[____________]) or such lesser amount as shall equal the portion of the Series 2016-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2016-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on May 21, 2046 (the “Series 2016-1 Legal Final Maturity Date”). Pursuant to the Series 2016-1 Class A-1 Note Purchase Agreement and the Series 2016-1 Supplement, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2016-1 Class A-1 Notes may be paid earlier than the Series 2016-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2016-1 Class A-1 Advance Note (this “Note”) at the Series 2016-1 Class A-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day,

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the next succeeding Business Day) of each calendar month, commencing June 20, 2016 (each, a “Payment Date”). Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including May 17, 2016 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2016-1 Class A-1 Monthly Post-ARD Contingent Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2016-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the Undrawn Commitment Fees and other fees, costs and expense reimbursements, indemnification amounts and other amounts due and payable in accordance with the Indenture and the Series 2016-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2016-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2016-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency & Trust – Sonic Capital LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

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Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC,
as Co-Issuer

By:
Name:
Title:
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SRI REAL ESTATE PROPERTIES LLC,
as Co-Issuer

By:
Name:
Title:
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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2016-1 Class A-1 Advance Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory
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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2016-1 Class A-1 Notes of the Co-Issuers designated as their Series 2016-1 Variable Funding Senior Secured Notes, Class A-1 (herein called the “Series 2016-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2016-1 Class A-1 Advance Notes (herein called the “Series 2016-1 Class A-1 Advance Notes”), all issued under (i) the Base Indenture, dated as of May 20, 2011 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee,” which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2016-1 Supplement to the Base Indenture, dated as of May 17, 2016 (the “Series 2016-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2016-1 Supplement are referred to herein as the “Indenture.” The Series 2016-1 Class A-1 Advance Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2016-1 Class A-1 Advance Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2016-1 Class A-1 Advance Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2016-1 Class A-1 Advance Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2016-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2016-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2016-1 Class A-1 Advance Notes will be made pro rata to the holders of Series 2016-1 Class A-1 Advance Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and contingent interest, if any, will each accrue on the Series 2016-1 Class A-1 Advance Notes at the rates set forth in the Indenture. Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2016-1 Class A-1 Advance Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2016-1 Supplement, on each Payment Date, the Paying Agent shall pay to the Series 2016-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2016-1 Class A-1 Distribution Account no later than 12:30 p.m. (New

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York City time) if a Series 2016-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2016-1 Class A-1 Noteholder at the address for such Series 2016-1 Class A-1 Noteholder appearing in the Note Register if such Series 2016-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2016-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2016-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2016-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2016-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2016-1 Supplement, and thereupon one or more new Series 2016-1 Class A-1 Advance Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2016-1 Class A-1 Noteholder, by acceptance of a Series 2016-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2016-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2016-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2016-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2016-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2016-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain

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exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2016-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2016-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2016-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2016-1 Class A-1 Noteholder and upon all future Series 2016-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its acquisition and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2016-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:_____________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , ___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
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INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Series 2016-1 Class A-1 Note Rate	Interest Period (if applicable)	Notation Made by

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EXHIBIT A-1-2

FORM OF SERIES 2016-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1
SUBCLASS: SERIES 2016-1 CLASS A-1 SWINGLINE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2016-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2016-1 CLASS A-1 SWINGLINE NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC AND SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES 2016-1 CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF APRIL 12, 2016 BY AND AMONG THE CO-ISSUERS, SONIC INDUSTRIES SERVICES INC., AS THE MANAGER, THE INVESTORS, THE SERIES 2016-1 NOTEHOLDERS, THE SERIES 2016-1 SUBFACILITY NOTEHOLDERS AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-S-	up to $30,000,000

SEE REVERSE FOR CERTAIN CONDITIONS

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC and
SRI REAL ESTATE PROPERTIES LLC

SERIES 2016-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1
SUBCLASS: SERIES 2016-1 CLASS A-1 SWINGLINE NOTE

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Delaware, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH or registered assigns, up to the principal sum of THIRTY MILLION DOLLARS ($30,000,000) or such lesser amount as shall equal the portion of the Series 2016-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2016-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on May 21, 2046 (the “Series 2016-1 Legal Final Maturity Date”). Pursuant to the Series 2016-1 Class A-1 Note Purchase Agreement and the Series 2016-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the

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Commitment Term, and principal with respect to the Series 2016-1 Class A-1 Notes may be paid earlier than the Series 2016-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2016-1 Class A-1 Swingline Note (this “Note”) at the Series 2016-1 Class A-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing June 20, 2016 (each, a “Payment Date”). Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including May 17, 2016 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2016-1 Class A-1 Monthly Post-ARD Contingent Rate and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2016-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2016-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2016-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2016-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency & Trust – Sonic Capital LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

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Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC,
as Co-Issuer

By:
Name:
Title:
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SRI REAL ESTATE PROPERTIES LLC,
as Co-Issuer

By:
Name:
Title:
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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2016-1 Class A-1 Swingline Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory
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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2016-1 Class A-1 Notes of the Co-Issuers designated as their Series 2016-1 Variable Funding Senior Secured Notes, Class A-1 (herein called the “Series 2016-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2016-1 Class A-1 Swingline Notes (herein called the “Series 2016-1 Class A-1 Swingline Notes”), all issued under (i) the Base Indenture, dated as of May 20, 2011 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee,” which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2016-1 Supplement to the Base Indenture, dated as of May 17, 2016 (the “Series 2016-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2016-1 Supplement are referred to herein as the “Indenture.” The Series 2016-1 Class A-1 Swingline Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2016-1 Class A-1 Swingline Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2016-1 Class A-1 Swingline Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2016-1 Class A-1 Swingline Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2016-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2016-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2016-1 Class A-1 Swingline Notes will be made pro rata to the holders of Series 2016-1 Class A-1 Swingline Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2016-1 Class A-1 Swingline Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2016-1 Class A-1 Swingline Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2016-1 Supplement, on each Payment Date, the Paying Agent shall pay to the Series 2016-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2016-1 Class A-1 Distribution Account no later than 12:30 p.m. (New

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York City time) if a Series 2016-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2016-1 Class A-1 Noteholder at the address for such Series 2016-1 Class A-1 Noteholder appearing in the Note Register if such Series 2016-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2016-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2016-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2016-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2016-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2016-1 Supplement, and thereupon one or more new Series 2016-1 Class A-1 Swingline Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2016-1 Class A-1 Noteholder, by acceptance of a Series 2016-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2016-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2016-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2016-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2016-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2016-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain

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exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2016-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2016-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2016-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2016-1 Class A-1 Noteholder and upon all future Series 2016-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its acquisition and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2016-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _____________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
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INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2016-1 Class A-1 Note Rate	Interest Period (if applicable)	Notation Made by

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EXHIBIT A-1-3

FORM OF SERIES 2016-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1
SUBCLASS: SERIES 2016-1 CLASS A-1 L/C NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2016-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2016-1 CLASS A-1 L/C NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC AND SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES 2016-1 CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF APRIL 12, 2016 BY AND AMONG THE CO-ISSUERS, SONIC INDUSTRIES SERVICES INC., AS THE MANAGER, THE INVESTORS, THE SERIES 2016-1 NOTEHOLDERS, THE SERIES 2016-1 SUBFACILITY NOTEHOLDERS AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ALL L/C OBLIGATIONS RELATING TO LETTERS OF CREDIT ISSUED BY THE HOLDER OF THIS NOTE (WHETHER IN RESPECT OF UNDRAWN L/C FACE AMOUNTS OR UNREIMBURSED L/C DRAWINGS) SHALL BE DEEMED TO BE PRINCIPAL OUTSTANDING UNDER THIS NOTE FOR ALL PURPOSES OF THIS AGREEMENT, THE INDENTURE AND THE OTHER RELATED DOCUMENTS OTHER THAN (I) THE CALCULATION OF UNDRAWN COMMITMENT FEES AND (II) IN THE CASE OF UNDRAWN L/C FACE AMOUNTS, FOR PURPOSES OF ACCRUAL OF INTEREST. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-L	up to $15,000,000

SEE REVERSE FOR CERTAIN CONDITIONS

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC and
SRI REAL ESTATE PROPERTIES LLC

SERIES 2016-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1
SUBCLASS: SERIES 2016-1 CLASS A-1 L/C NOTE

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Delaware, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH or registered assigns, up to the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or such lesser amount as shall equal the portion of the Series 2016-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2016-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the

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Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on May 21, 2046 (the “Series 2016-1 Legal Final Maturity Date”). The initial outstanding principal amount of this Note shall equal the Series 2016-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount. Pursuant to the Series 2016-1 Class A-1 Note Purchase Agreement and the Series 2016-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2016-1 Class A-1 Notes may be paid earlier than the Series 2016-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2016-1 Class A-1 L/C Note (this “Note”) at the Series 2016-1 Class A-1 Note Rate and the Series 2016-1 Class A-1 L/C Fees, in each case, for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing June 20, 2016 (each, a “Payment Date”). Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including May 17, 2016 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest and fees on this Note at the Series 2016-1 Class A-1 Monthly Post-ARD Contingent Interest Rate and such contingent interest and fees shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2016-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2016-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2016-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2016-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for

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information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency & Trust — Sonic Capital LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC,
as Co-Issuer

By:
Name:
Title:
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SRI REAL ESTATE PROPERTIES LLC,
as Co-Issuer

By:
Name:
Title:
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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2016-1 Class A-1 L/C Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory
A-1-3-7

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2016-1 Class A-1 Notes of the Co-Issuers designated as their Series 2016-1 Variable Funding Senior Secured Notes, Class A-1 (herein called the “Series 2016-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2016-1 Class A-1 L/C Notes (herein called the “Series 2016-1 Class A-1 L/C Notes”), all issued under (i) the Base Indenture, dated as of May 20, 2011 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee,” which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2016-1 Supplement to the Base Indenture, dated as of May 17, 2016 (the “Series 2016-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2016-1 Supplement are referred to herein as the “Indenture.” The Series 2016-1 Class A-1 L/C Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2016-1 Class A-1 L/C Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of this Agreement, the Indenture and the other Related Documents other than (i) the calculation of Undrawn Commitment Fees and (ii) in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. As provided for in the Indenture, the Series 2016-1 Class A-1 L/C Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2016-1 Class A-1 L/C Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2016-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2016-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2016-1 Class A-1 L/C Notes will be made pro rata to the holders of Series 2016-1 Class A-1 L/C Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and contingent interest and fees, if any, will each accrue on the Series 2016-1 Class A-1 L/C Notes at the rates set forth in the Indenture. Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2016-1 Class A-1 L/C Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

A-1-3-8

Unless otherwise specified in the Series 2016-1 Supplement, on each Payment Date, the Paying Agent shall pay to the Series 2016-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2016-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2016-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2016-1 Class A-1 Noteholder at the address for such Series 2016-1 Class A-1 Noteholder appearing in the Note Register if such Series 2016-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2016-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2016-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2016-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2016-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2016-1 Supplement, and thereupon one or more new Series 2016-1 Class A-1 L/C Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2016-1 Class A-1 Noteholder, by acceptance of a Series 2016-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2016-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2016-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2016-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2016-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

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The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2016-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2016-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2016-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2016-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2016-1 Class A-1 Noteholder and upon all future Series 2016-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its acquisition and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2016-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: ____________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
A-1-3-11

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2016-1 Class A-1 Note Rate	Interest Period (if applicable)	Notation Made by

A-1-3-12

EXHIBIT A-2-1

THE ISSUANCE AND SALE OF THIS RESTRICTED GLOBAL SERIES 2016-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC OR SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO SONIC CAPITAL LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS NEITHER A COMPETITOR NOR A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFEREE CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO AN INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED (I) TO BE A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON” AT THE TIME OF THE TRANSFER.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED

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REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RESTRICTED GLOBAL SERIES 2016-1 CLASS A-2 NOTE

No. R-1	up to $425,000,000

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 83546D AD0
ISIN Number: US83546DAD03

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC and
SRI REAL ESTATE PROPERTIES LLC

4.472% FIXED RATE SERIES 2016-1 SENIOR SECURED NOTES, CLASS A-2

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Delaware, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of FOUR HUNDRED TWENTY FIVE MILLION DOLLARS ($425,000,000) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on May 21, 2046 (the “Series 2016-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Restricted Global Series 2016-1 Class A-2 Note (this “Note”) at the Series 2016-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing June 20, 2016 (each, a “Payment Date”). Such interest will accrue for each Payment Date with respect to (i) initially, the period from and including May 17, 2016 to but excluding the first Payment Date and (ii) thereafter, the period from and including a Payment Date to but excluding the following Payment Date (each, an

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“Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2016-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency & Trust – Sonic Capital LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC,
as Co-Issuer

By:
Name:
Title:
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SRI REAL ESTATE PROPERTIES LLC,
as Co-Issuer

By:
Name:
Title:
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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2016-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory
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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2016-1 Class A-2 Notes of the Co-Issuers designated as their 4.472% Fixed Rate Series 2016-1 Senior Secured Notes, Class A-2 (herein called the “Series 2016-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of May 20, 2011 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee,” which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2016-1 Supplement to the Base Indenture, dated as of May 17, 2016 (the “Series 2016-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2016-1 Supplement are referred to herein as the “Indenture.” The Series 2016-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2016-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2016-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2016-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2016-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2016-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2016-1 Legal Final Maturity Date. All payments of principal of the Series 2016-1 Class A-2 Notes will be made pro rata to the Series 2016-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2016-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2016-1 Class A-2 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

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As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2016-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2016-1 Supplement, and thereupon one or more new Series 2016-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2016-1 Class A-2 Noteholder, by acceptance of a Series 2016-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2016-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2016-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2016-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2016-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2016-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2016-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2016-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2016-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2016-1 Class A-2 Noteholder and

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upon all future Series 2016-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its acquisition and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2016-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _____________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
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SCHEDULE OF EXCHANGES IN RESTRICTED GLOBAL SERIES 2016-1
CLASS A-2 NOTE

The initial principal balance of this Restricted Global Series 2016-1 Class A-2 Note is $425,000,000. The following exchanges of an interest in this Restricted Global Series 2016-1 Class A-2 Note for an interest in a corresponding Regulation S Global Series 2016-1 Class A-2 Note or an Unrestricted Global Series 2016-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Restricted Global Note	Remaining Principal Amount of this Restricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT A-2-2

THE ISSUANCE AND SALE OF THIS REGULATION S GLOBAL SERIES 2016-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC OR SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO SONIC CAPITAL LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS NEITHER A COMPETITOR NOR A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

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UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER OR NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER OR NOT A “U.S. PERSON” AS DEFINED IN REGULATION S AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFEREE CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO AN INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED (I) TO BE A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT

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A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON” AT THE TIME OF THE TRANSFER.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF REGULATION S GLOBAL SERIES 2016-1 CLASS A-2 NOTE

No. R-2	up to $425,000,000

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U83549 AC6
ISIN Number: USU83549AC60

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC and
SRI REAL ESTATE PROPERTIES LLC

4.472% FIXED RATE SERIES 2016-1 SENIOR SECURED NOTES, CLASS A-2

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Delaware, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of FOUR HUNDRED TWENTY FIVE MILLION DOLLARS ($425,000,000) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on May 21, 2046 (the “Series 2016-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Restricted Global Series 2016-1 Class A-2 Note (this “Note”) at the Series 2016-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing June 20, 2016 (each, a “Payment Date”). Such interest will accrue for each Payment Date with respect to (i) initially, the period from and including May 17, 2016 to but excluding the first Payment Date and (ii) thereafter, the

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period from and including a Payment Date to but excluding the following Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest Rate, as applicable, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2016-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency & Trust — Sonic Capital LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC,
as Co-Issuer

By:
Name:
Title:
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SRI REAL ESTATE PROPERTIES LLC,
as Co-Issuer

By:
Name:
Title:
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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2016-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory
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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2016-1 Class A-2 Notes of the Co-Issuers designated as their 4.472% Fixed Rate Series 2016-1 Senior Secured Notes, Class A-2 (herein called the “Series 2016-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of May 20, 2011 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee,” which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2016-1 Supplement to the Base Indenture, dated as of May 17, 2016 (the “Series 2016-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2016-1 Supplement are referred to herein as the “Indenture.” The Series 2016-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2016-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2016-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2016-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2016-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2016-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2016-1 Legal Final Maturity Date. All payments of principal of the Series 2016-1 Class A-2 Notes will be made pro rata to the Series 2016-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2016-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2016-1 Class A-2 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

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As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2016-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2016-1 Supplement, and thereupon one or more new Series 2016-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2016-1 Class A-2 Noteholder, by acceptance of a Series 2016-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2016-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2016-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2016-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2016-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2016-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2016-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2016-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2016-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2016-1 Class A-2 Noteholder and

A-2-2-10

upon all future Series 2016-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its acquisition and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2016-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

A-2-2-11

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _____________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
A-2-2-12

SCHEDULE OF EXCHANGES IN REGULATION S GLOBAL SERIES 2016-1
CLASS A-2 NOTE

The initial principal balance of this Regulation S Global Series 2016-1 Class A-2 Note is $0. The following exchanges of an interest in this Regulation S Global Series 2016-1 Class A-2 Note for an interest in a corresponding Restricted Global Series 2016-1 Class A-2 Note or an Unrestricted Global Series 2016-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

A-2-2-13

EXHIBIT A-2-3

THE ISSUANCE AND SALE OF THIS UNRESTRICTED GLOBAL SERIES 2016-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC OR SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO SONIC CAPITAL LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS NEITHER A COMPETITOR NOR A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

A-2-3-1

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFEREE CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO AN INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED (I) TO BE A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON” AT THE TIME OF THE TRANSFER.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED

A-2-3-2

REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-2-3-3

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF UNRESTRICTED GLOBAL SERIES 2016-1 CLASS A-2 NOTE

No. R-3	up to $425,000,000

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U83549 AC6
ISIN Number: USU83549AC60

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC and
SRI REAL ESTATE PROPERTIES LLC

4.472% FIXED RATE SERIES 2016-1 SENIOR SECURED NOTES, CLASS A-2

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Delaware, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of FOUR HUNDRED TWENTY FIVE MILLION DOLLARS ($425,000,000) as provided below and in the Indenture referred to herein.

Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on May 21, 2046 (the “Series 2016-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Unrestricted Global Series 2016-1 Class A-2 Note (this “Note”) at the Series 2016-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing June 20, 2016 (each, a “Payment Date”). Such interest will accrue for each Payment Date with respect

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to (i) initially, the period from and including May 17, 2016 to but excluding the first Payment Date and (ii) thereafter, the period from and including a Payment Date to but excluding the following Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2016-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency & Trust — Sonic Capital LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC,
as Co-Issuer

By:
Name:
Title:
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SRI REAL ESTATE PROPERTIES LLC,
as Co-Issuer

By:
Name:
Title:
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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2016-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2016-1 Class A-2 Notes of the Co-Issuers designated as their 4.472% Fixed Rate Series 2016-1 Senior Secured Notes, Class A-2 (herein called the “Series 2016-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of May 20, 2011 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee,” which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2016-1 Supplement to the Base Indenture, dated as of May 17, 2016 (the “Series 2016-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2016-1 Supplement are referred to herein as the “Indenture.” The Series 2016-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2016-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2016-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2016-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2016-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2016-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2016-1 Legal Final Maturity Date. All payments of principal of the Series 2016-1 Class A-2 Notes will be made pro rata to the Series 2016-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2016-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2016-1 Class A-2 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

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Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2016-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2016-1 Supplement, and thereupon one or more new Series 2016-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2016-1 Class A-2 Noteholder, by acceptance of a Series 2016-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2016-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2016-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2016-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2016-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2016-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2016-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2016-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the

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Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2016-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2016-1 Class A-2 Noteholder and upon all future Series 2016-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its acquisition and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2016-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _____________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
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SCHEDULE OF EXCHANGES IN UNRESTRICTED GLOBAL SERIES 2016-1
CLASS A-2 NOTE

The initial principal balance of this Unrestricted Global Series 2016-1 Class A-2 Note is $0 The following exchanges of an interest in this Unrestricted Global Series 2016-1 Class A-2 Note for an interest in a corresponding Restricted Global Series 2016-1 Class A-2 Note or a Regulation S Global Series 2016-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Unrestricted Global Note	Remaining Principal Amount of this Unrestricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT B-1

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS
OF SERIES 2016-1 CLASS A-1 NOTES

Citibank, N.A.,
   as Trustee
480 Washington Boulevard

30th Floor

Jersey City, NY 07310

Attention: Agency & Trust – Sonic Capital LLC

Re:	SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC, SRI REAL ESTATE PROPERTIES LLC Series 2016-1 Variable Funding Senior Secured Notes, Class A-1 Subclass: Series 2016-1 Class A-1 [Advance] [Swingline] [L/C] Notes (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of May 20, 2011 (the “Base Indenture”), among Sonic Capital LLC, Sonic Industries LLC, America’s Drive-In Brand Properties LLC, America’s Drive-In Restaurants LLC, SRI Real Estate Holding LLC, SRI Real Estate Properties LLC, as co-issuers (the “Co-Issuers”) and Citibank, N.A., as trustee (the “Trustee”) and (ii) the Series 2016-1 Supplement to the Base Indenture, dated as of May 17, 2016 (the “Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture or the Series 2016-1 Class A-1 Note Purchase Agreement, as applicable.

This certificate relates to U.S. $___________ aggregate principal amount of Notes registered in the name of ___________ [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent principal amount of Notes of the same Subclass in the name of ___________ [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Series 2016-1 Class A-1 Note Purchase Agreement, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person that is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers and the Trustee that either it is the Master Issuer or an Affiliate of the Master Issuer, or:

1.     it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives;

2.     it is purchasing the Series 2016-1 Class A-1 Notes pursuant to a private sale exempt from registration under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2016-1 Class A-1 Notes;

3.     it is purchasing the Series 2016-1 Class A-1 Notes for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2016-1 Class A-1 Notes;

4.     it understands that (i) the Series 2016-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, (ii) the Co-Issuers are not required to register the Series 2016-1 Class A-1 Notes, (iii) any transferee must not be a Competitor and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2016-1 Supplement and Section 9.03 or 9.17, as applicable, of the Series 2016-1 Class A-1 Note Purchase Agreement;

5.     it will comply with the requirements of paragraph (4) above in connection with any transfer by it of the Series 2016-1 Class A-1 Notes;

6.     it understands that the Series 2016-1 Class A-1 Notes will bear the legend set out in the applicable form of Series 2016-1 Class A-1 Notes attached to the Series 2016-1 Supplement and be subject to the restrictions on transfer described in such legend;

7.     it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2016-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs;

8.     it is not a Competitor;

9.     either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its acquisition and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law; and

10.   it is:

___ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly

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completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

___ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:	__________ __, ____

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Sonic Capital LLC
Sonic Industries LLC
America’s Drive-In Brand Properties LLC
America’s Drive-In Restaurants LLC
SRI Real Estate Holding LLC
SRI Real Estate Properties LLC
300 Johnny Bench Drive
Oklahoma City, OK 73104
Attn: General Counsel
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EXHIBIT B-2

Form of Transferee Certificate for Series 2016-1 Class A-2 Notes for
transfers of interests in Restricted Global Notes to Interests in
Regulation S Global Notes

Citibank, N.A.,
   as Trustee
480 Washington Boulevard

30th Floor

Jersey City, NY 07310

Attention: Agency & Trust – Sonic Capital LLC

Re:	SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC, SRI REAL ESTATE PROPERTIES LLC
$425,000,000 4.472% Fixed Rate Series 2016-1 Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of May 20, 2011 (the “Base Indenture”), among Sonic Capital LLC, Sonic Industries LLC, America’s Drive-In Brand Properties LLC, America’s Drive-In Restaurants LLC, SRI Real Estate Holding LLC, SRI Real Estate Properties LLC, as co-issuers (the “Co-Issuers”) and Citibank, N.A., as trustee (the “Trustee”) and (ii) the Series 2016-1 Supplement to the Base Indenture, dated as of May 17, 2016 (the “Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[___________] aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No. 83546D AD0) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Regulation S Global Note in the name of [___________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated April 12, 2016, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person that is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

1.     the Transferee is not a “U.S. person” as defined in Regulation S under the Securities Act (a “U.S. Person”);

2.     at the time the buy order was originated, the Transferee was outside of the United States and was not purchasing the interest in the Notes for a U.S. Person or for the account or benefit of a U.S. Person;

3.     no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4.     the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S;

5.     if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

6.     the Transferee is acquiring the Notes for its own account or the account of another person, that is not a U.S. Person, with respect to which it exercises sole investment discretion;

7.     the Transferee is not purchasing the Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

8.     the Transferee has not been formed for the purpose of investing in the Notes, except where each beneficial owner is not a U.S. Person;

9.     the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

10.   the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

11.   the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

12.   the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

13.   the Transferee understands that (a) the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (b) the Notes have not been registered under the Securities Act, (c) such Notes may be offered, resold, pledged or otherwise transferred only (i) to the Master Issuer or an

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Affiliate of the Master Issuer, (ii) in the United States to a Person that the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and that is not a Competitor, (iii) outside the United States to a Person that is not a U.S. Person in a transaction meeting the requirements of Regulation S and that is not a Competitor or (iv) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (d) the Transferee will, and each subsequent holder of a Note is required to, notify any subsequent purchaser of a Note of the resale restrictions set forth in clause (c) above;

14.   the Transferee understands that the Notes will bear the legend set out in the applicable form of Series 2016-1 Class A-2 Notes attached to the Series 2016-1 Supplement and be subject to the restrictions on transfer described in such legend;

15.  either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its acquisition and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law;

16.   the Transferee understands that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the Transferee agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act;

17.   the Transferee is not a Competitor; and

18.   the Transferee is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to clause 5 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 5 above. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchasers and their respective affiliates from

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any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 5 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 5 above shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:	_____________, ____

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Sonic Capital LLC
Sonic Industries LLC
America’s Drive-In Brand Properties LLC
America’s Drive-In Restaurants LLC
SRI Real Estate Holding LLC
SRI Real Estate Properties LLC
300 Johnny Bench Drive
Oklahoma City, OK 73104
Attn: General Counsel
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EXHIBIT B-3

Form of Transferee Certificate for Series 2016-1 Class A-2 Notes for
transfers of interests in Restricted Global Notes to Interests in
Unrestricted Global Notes

Citibank, N.A.,
   as Trustee
480 Washington Boulevard

30th Floor

Jersey City, NY 07310

Attention: Agency & Trust – Sonic Capital LLC

Re:	SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC, SRI REAL ESTATE PROPERTIES LLC $425,000,000 4.472% Fixed Rate Series 2016-1 Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of May 20, 2011 (the “Base Indenture”), among Sonic Capital LLC, Sonic Industries LLC, America’s Drive-In Brand Properties LLC, America’s Drive-In Restaurants LLC, SRI Real Estate Holding LLC, SRI Real Estate Properties LLC, as co-issuers (the “Co-Issuers”) and Citibank, N.A., as trustee (the “Trustee”) and (ii) the Series 2016-1 Supplement to the Base Indenture, dated as of May 17, 2016 (the “Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[___________] aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No. 83546D AD0) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in an Unrestricted Global Note in the name of [___________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated April 12, 2016, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person that is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Trustee and the Registrar that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

1.     the Transferee is not a “U.S. person” as defined in Regulation S under the Securities Act (a “U.S. Person”);

2.     at the time the buy order was originated, the Transferee was outside of the United States and was not purchasing the interest in the Notes for a U.S. Person or for the account or benefit of a U.S. Person;

3.     no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4.     the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S;

5.     the Transferee is acquiring the Notes for its own account or the account of another person, that is not a U.S. Person, with respect to which it exercises sole investment discretion;

6.     the Transferee is not purchasing the Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

7.     the Transferee has not been formed for the purpose of investing in the Notes, except where each beneficial owner is not a U.S. Person;

8.     the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

9.     the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

10.   the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

11.   the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

12.   the Transferee understands that (a) the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (b) the Notes have not been registered under the Securities Act, (c) such Notes may be offered, resold, pledged or otherwise transferred only (i) to the Master Issuer or an Affiliate of the Master Issuer, (ii) in the United States to a Person that the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and that is not a Competitor, (iii) outside the United States to a Person that is not a U.S. Person in a transaction meeting the requirements of Regulation S and that is not a Competitor or (iv) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act

B-3-2

and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (d) the Transferee will, and each subsequent holder of a Note is required to, notify any subsequent purchaser of a Note of the resale restrictions set forth in clause (c) above;

13.   the Transferee understands that the Notes will bear the legend set out in the applicable form of Series 2016-1 Class A-2 Notes attached to the Supplement and be subject to the restrictions on transfer described in such legend;

14.   either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its acquisition and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law;

15.  the Transferee understands that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the Transferee agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act;

16.   the Transferee is not a Competitor; and

17.   the Transferee is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

B-3-3

[Name of Transferee]

By:
Name:
Title:

Dated:	___________________

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Sonic Capital LLC
Sonic Industries LLC
America’s Drive-In Brand Properties LLC
America’s Drive-In Restaurants LLC
SRI Real Estate Holding LLC
SRI Real Estate Properties LLC
300 Johnny Bench Drive
Oklahoma City, OK 73104
Attn: General Counsel
B-3-4

EXHIBIT B-4

Form of Transferee Certificate for Series 2016-1 Class A-2 Notes for transfers of interest in Regulation S Global Notes or Unrestricted Global Notes to Persons taking delivery in the form of an interest in a Restricted Global Note

Citibank, N.A.,
   as Trustee
480 Washington Boulevard

30th Floor

Jersey City, NY 07310

Attention: Agency & Trust – Sonic Capital LLC

Re:	SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC, SRI REAL ESTATE PROPERTIES LLC $425,000,000 4.472% Fixed Rate Series 2016-1 Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of May 20, 2011 (the “Base Indenture”), among Sonic Capital LLC, Sonic Industries LLC, America’s Drive-In Brand Properties LLC, America’s Drive-In Restaurants LLC, SRI Real Estate Holding LLC, SRI Real Estate Properties LLC, as co-issuers (the “Co-Issuers”) and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary and (ii) the Series 2016-1 Supplement to the Base Indenture, dated as of May 17, 2016 (the “Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[___________] aggregate principal amount of Notes which are held in the form of [an interest in a Regulation S Global Note with DTC] [an interest in an Unrestricted Global Note with DTC] (CUSIP (CINS) No. U83549 AC6) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Restricted Global Note in the name of [___________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and in the Offering Memorandum dated April 12, 2016, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree that either it is the Master Issuer or an Affiliate of the Master Issuer or as follows:

1.     the Transferee is (a) a Qualified Institutional Buyer, (b) aware that the sale to it is being made in reliance on Rule 144A of the Investment Company Act and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer with respect to which it exercises sole investment discretion;

2.     the Transferee is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer;

3.     the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

4.     the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

5.     the Transferee understands that that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

6.     the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes; and

7.     the Transferee is not a Competitor.

The Transferee hereby certifies that it is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee represents and warrants that either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its acquisition and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify

B-4-2

and hold harmless the Co-Issuers, the Registrar, the Trustee and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:	_____________, ____

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Sonic Capital LLC
Sonic Industries LLC
SRI Real Estate Holding LLC
SRI Real Estate Properties LLC
America’s Drive-In Brand Properties LLC
America’s Drive-In Restaurants LLC
300 Johnny Bench Drive
Oklahoma City, OK 73104
Attn: General Counsel
B-4-3

EXHIBIT C

FORM OF MONTHLY NOTEHOLDERS’ STATEMENT

Confidential

Monthly Noteholders’ Statement

Sonic Capital LLC

Sonic Industries LLC

SRI Real Estate Holding LLC

SRI Real Estate Properties LLC

America’s Drive-In Restaurants LLC

America’s Drive-In Brand Properties LLC

Monthly Collection Period ending:

Payment Date:

Debt Service Coverage
					Principal & Interest	Interest-Only
Debt Service Coverage Ratio for
Debt Service Coverage Ratio for
Debt Service Coverage Ratio for
Debt Service Coverage Ratio for
Debt Service Coverage Ratio for
Debt Service Coverage Ratio for

System Performance
				Franchise	Company-Owned	Total
Open Drive-Ins at end of prior Monthly Collection Period

Drive-In Openings during Monthly Collection Period
Drive-Ins Sold/Acquired during Monthly Collection Period
Permanent Drive-In Closures during Monthly Collection Period
Net Change in Drive-Ins during Monthly Collection Period

Open Drive-Ins at end of Monthly Collection Period
				Franchise	Company-Owned	Total
Same-Store Sales Growth as of end of prior fiscal quarter

Cash Trapping
Date of
					Commenced	Commencement
	i.		Cash Trapping Period
	ii.		Cash Trapping Release Event Date

Occurrence Dates
Date of
					Commenced	Commencement
	i.		Rapid Amortization Event
	ii.		Manager Termination Event
	iii.		Event of Default

Allocation of Funds

1.	Outstanding Notes and Reserve Account Balances as of Prior Payment Date:

	i.		Series 2016-1 Class A-1 Notes (As of end of prior Class A-1 Notes Interest Period)
		a.	Series 2016-1 Class A-1 Advances		$
		b.	Series 2016-1 Swingline Notes		$
		c.	Series 2016-1 L/C Notes		$
	ii.		Series 2016-1 Class A-2 Notes		$
	iii.		Series 2013-1 Class A-2 Notes		$
	iv.		Reserve account amounts:
		a.	Available Senior Notes Interest Reserve Account Amount		$
		b.	Available Cash Trap Reserve Account Amount		$

Confidential

Monthly Noteholders’ Statement

Sonic Capital LLC

Sonic Industries LLC

SRI Real Estate Holding LLC

SRI Real Estate Properties LLC

America’s Drive-In Restaurants LLC

America’s Drive-In Brand Properties LLC

Monthly Collection Period ending:

Payment Date:

2.	Retained Collections for Current Payment Date:

	i.	Franchise Royalty Fees	$
	ii	Initial Franchise Fees	$
	iii.	Company-owned Drive-In Master Lease Payments	$
	iv.	Post-Securitization Franchise Drive-In Lease Payments	$
	v.	Franchisee Insurance Proceeds	$
	vi.	Securitization Entity Insurance Proceeds	$
	vii.	Monthly Contributed Company-owned Drive-In Profits Amount (if any Company-Owned Drive-Ins are contributed)	$
	viii.	Real Estate Asset Disposition Proceeds deposited into the Collection Account	$
	ix.	Investment Income	$
	x.	Retained Collections Contributions	$

	xi.	Total Retained Collections	$

3.	Net Cash Flow for Current Payment Date:

	i.	Monthly Retained Collections	$
Less:
	ii	Securitization Entities Operating Expenses paid during Monthly Collection Period	$
	iii.	Interim Management Fees paid during Monthly Collection Period	$
	iv.	Servicing Fees, Liquidation Fees and Workout Fees paid during the Monthly Collection Period	$
	v.	Class A-1 Senior Notes Administrative Expenses paid during Monthly Collection Period	$
	vi.	Real Estate Asset Disposition Proceeds deposited into the Collection Account	$
	vii.	Investment Income (if included in Monthly Retained Collections) earned during Monthly Collection Period	$
	viii.	Amount by which Retained Collections exceed permitted Retained Collections Contributions	$

	ix.	Net Cash Flow for Monthly Collection Period	$

4.	Debt Service / Payments to Noteholders for Current Payment Date:

	i.	Interest on Senior Notes
		Series 2016-1 Class A-1 Monthly Interest	$
		Series 2016-1 Class A-2 Monthly Interest	$
		Series 2013-1 Class A-2 Monthly Interest	$
	ii.	Other
		Series 2016-1 Class A-1 Monthly Commitment Fees and L/C Fees	$
	iii.	Senior Notes Scheduled Principal Payment
		Series 2016-1 Class A-2 Scheduled Principal Paymens Amount	$

	iv.	Total Debt Service	$

	v.	Other Payments to Noteholders
		Series 2016-1 Class A-1 Monthly Post-ARD Contingent Interest	$
		Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest	$
		Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest	$

5.	Aggregate Interim Allocations to Distribution Accounts for Current Payment Date:

	i.	All available deposits in Series 2016-1 Class A-1 Distribution Account	$
	ii.	All available deposits in Series 2016-1 Class A-2 Distribution Account	$
	iii.	All available deposits in Series 2013-1 Class A-2 Distribution Account	$
	iv.	Total on Deposit in Distribution Accounts	$

Confidential

Monthly Noteholders’ Statement

Sonic Capital LLC

Sonic Industries LLC

SRI Real Estate Holding LLC

SRI Real Estate Properties LLC

America’s Drive-In Restaurants LLC

America’s Drive-In Brand Properties LLC

Monthly Collection Period ending:

Payment Date:

6.	Distributions for Current Payment Date:

Series 2016-1 Class A-1 Distribution Account
	i.		Payment of interest and fees related to Series 2016-1 Class A-1 Notes	$
	ii.		Indemnification payments to reduce commitments under Series 2016-1 Class A-1 Notes	$
	iii.		Principal payments on Series 2016-1 Class A-1 Notes	$
	iv.		Payment of Series 2016-1 Class A-1 Breakage Amounts	$

Series 2016-1 Class A-2 Distribution Account
	i.		Payment of interest related to Series 2016-1 Class A-2 Notes	$
	ii.		Indemnification payments to Series 2016-1 Class A-2 Notes	$
	iii.		Principal payments on Series 2016-1 Class A-2 Notes	$
	iv.		Series 2016-1 Class A-2 Make-Whole Prepayment Premium	$

Series 2013-1 Class A-2 Distribution Account
	i.		Payment of interest related to Series 2013-1 Class A-2 Notes	$
	ii.		Indemnification payments to Series 2013-1 Class A-2 Notes	$
	iii.		Principal payments on Series 2013-1 Class A-2 Notes	$
	iv.		Series 2013-1 Class A-2 Make-Whole Prepayment Premium	$

7.	Senior Notes Interest Reserve Account Deposits, Draws and Releases as of Current Payment Date:

	i.		Deposits into Senior Notes Interest Reserve Account Amount	$
	ii.		Less draws on Available Senior Notes Interest Reserve Account Amount to cover any shortfall	$
	iii.		Less reduction in Senior Notes Interest Reserve Amount	$
	iv.		Total Increase (Reduction) of Funds in Senior Notes Interest Reserve Account	$

8.	Cash Trap Reserve Account Deposits, Draws and Releases as of Current Payment Date:

	i.		Cash Trapping Amounts on deposit in Cash Trap Reserve Account	$
	ii.		Less draws on Available Cash Trap Reserve Account Amount	$
	iii.		Less Cash Trapping Release Amount	$
	iv.		Total Increase (Reduction) of Funds in Cash Trap Reserve Account	$

9.	Outstanding Balances as of Current Payment Date (after giving effect to payments to be made on such Payment Date):

	i.		Series 2016-1 Class A-1 Notes (As of end of current Class A-1 Notes Interest Period)
		a.	Series 2016-1 Class A-1 Advances	$
		b.	Series 2016-1 Swingline Notes	$
		c.	Series 2016-1 L/C Notes	$
	ii.		Series 2016-1 Class A-2 Notes	$
	iii.		Series 2013-1 Class A-2 Notes	$
	iv.		Reserve account amounts:
		a.	Available Senior Notes Interest Reserve Account Amount	$
		b.	Available Cash Trap Reserve Account Amount	$

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Monthly Noteholders’ Statement this

Sonic Industries Services Inc. as Manager on behalf of the Co-Issuers and certain subsidiaries thereto,

by:

EXHIBIT D

FORM OF QUARTERLY NOTEHOLDERS’ STATEMENT

Confidential

Monthly Manager’s Certificate

Sonic Capital LLC

Sonic Industries LLC

SRI Real Estate Holding LLC

SRI Real Estate Properties LLC

America’s Drive-In Restaurants LLC

America’s Drive-In Brand Properties LLC

For the Monthly Collection Period starting on
and ending on

Payment Date

Collateral Performance

Open Drive-Ins	Franchise	Company-Owned	Total

Open Drive-Ins at end of prior Monthly Collection Period

Drive-In Openings during Monthly Collection Period
Drive-Ins Sold/Acquired during Monthly Collection Period
Permanent Drive-In Closures during Monthly Collection Period
Net Change in Drive-Ins during Monthly Collection Period

Open Drive-Ins at end of Monthly Collection Period

	Franchise	Company-Owned	Total
Same-Store Sales Growth as of end of prior fiscal quarter (quarterly only)

Other Statistics (Quarterly Only)

Number of Drive-Ins who have not paid any Franchise Royalty Fees in prior 60 days as of end of preceding fiscal quarter as % of total Open Drive-Ins as of end of preceding fiscal quarter
Average royalty rate for preceding fiscal quarter

Collections / Indemnification Payments during Monthly Collection Period

Total for MCP
Collections
Franchise Royalty Fees
Initial Franchise Fees
Company-owned Drive-In Master Lease Payments
Post-Securitization Franchise Drive-In Lease Payments
Franchisee Insurance Proceeds
Securitization Entity Insurance Proceeds
Real Estate Asset Disposition Proceeds deposited in the Collection Account
Monthly Contributed Company-owned Drive-In Profits Amount (if any Company-Owned Drive-Ins are contributed)
Investment Income
Retained Collections Contributions
Other amounts deposited or unapplied cash
Excluded Amounts
Total Collections during Monthly Collection Period

Retained Collections
Franchise Royalty Fees
Initial Franchise Fees
Company-owned Drive-In Master Lease Payments
Post-Securitization Franchise Drive-In Lease Payments
Franchisee Insurance Proceeds
Securitization Entity Insurance Proceeds
Monthly Contributed Company-owned Drive-In Profits Amount (if any Company-Owned Drive-Ins are contributed)
Real Estate Asset Disposition Proceeds deposited into the Collection Account
Investment Income
Retained Collections Contributions
Retained Collections during Monthly Collection Period

Indemnification Payments

Confidential

Monthly Manager’s Certificate

Sonic Capital LLC

Sonic Industries LLC

SRI Real Estate Holding LLC

SRI Real Estate Properties LLC

America’s Drive-In Restaurants LLC

America’s Drive-In Brand Properties LLC

For the Monthly Collection Period starting on
and ending on

Covenants

Calculation of DSCR

Net Cash Flow for Monthly Collection Period
Monthly Retained Collections
LESS: Securitization Entities Operating Expenses paid during Monthly Collection Period
Interim Management Fees paid during Monthly Collection Period
Servicing Fees, Liquidation Fees and Workout Fees paid during the Monthly Collection Period
Class A-1 Senior Notes Administrative Expenses paid during Monthly Collection Period
Real Estate Asset Disposition Proceeds deposited into the Collection Account
Investment Income (if included in Monthly Retained Collections) earned during Monthly Collection Period
Amount by which Retained Collections exceed permitted Retained Collections Contributions
Net Cash Flow for Monthly Collection Period

Debt Service for Monthly Collection Period
Series 2016-1 Class A-1 Monthly Interest
Series 2016-1 Class A-2 Monthly Interest
Series 2013-1 Class A-2 Monthly Interest
Series 2016-1 Class A-1 Monthly Commitment Fees and L/C Fees
Series 2016-1 Monthly Scheduled Principal Payment Amount
Debt Service for Monthly Collection Period

Debt Service for Monthly Collection Period Excluding Principal

Net Cash Flow for 11th prior Payment Date
Net Cash Flow for 10th prior Payment Date
Net Cash Flow for 9th prior Payment Date
Net Cash Flow for 8th prior Payment Date
Net Cash Flow for 7th prior Payment Date
Net Cash Flow for 6th prior Payment Date
Net Cash Flow for 5th prior Payment Date
Net Cash Flow for 4th prior Payment Date
Net Cash Flow for 3rd prior Payment Date
Net Cash Flow for 2nd prior Payment Date
Net Cash Flow for immediately prior Payment Date
Net Cash Flow for current Payment Date
Total Net Cash Flow for Calculation of DSCR

	Principal & Interest	Interest-Only
Debt Service for 11th prior Payment Date
Debt Service for 10th prior Payment Date
Debt Service for 9th prior Payment Date
Debt Service for 8th prior Payment Date
Debt Service for 7th prior Payment Date
Debt Service for 6th prior Payment Date
Debt Service for 5th prior Payment Date
Debt Service for 4th prior Payment Date
Debt Service for 3rd prior Payment Date
Debt Service for 2nd prior Payment Date
Debt Service for immediately prior Payment Date
Debt Service for current Payment Date
Total Debt Service for Calculation of DSCR

Confidential

Monthly Manager’s Certificate

Sonic Capital LLC

Sonic Industries LLC

SRI Real Estate Holding LLC

SRI Real Estate Properties LLC

America’s Drive-In Restaurants LLC

America’s Drive-In Brand Properties LLC

For the Monthly Collection Period starting on
and ending on

Debt Service Coverage Ratios
		Principal & Interest	Interest-Only
	Payment Date	DSCR	DSCR
Debt Service Coverage Ratios

DSCR Tests
		Principal & Interest	Interest-Only
		DSCR	DSCR
Cash Trapping DSCR Threshold		1.50 x	n/a
Rapid Amortization Event DSCR Threshold		1.20 x	n/a
Manager Termination Event DSCR Threshold		n/a	1.20 x
Event of Default DSCR Threshold		n/a	1.10 x

Gross Sales Triggers (Quarterly Only)
Trigger Level
Cash Trapping Gross Sales Threshold		$ 2,750,000,000
Rapid Amortization Gross Sales Threshold		$ 2,250,000,000

Sonic Gross Sales as of end of preceding fiscal quarter
(includes estimate of Franchise Drive-In Gross Sales for prior MCP)

Pass / Fail

Commencement of Certain Events
		Commenced?	Commencement Date
Cash Trapping Period
Rapid Amortization Event
Manager Termination Event
Event of Default

Senior Notes

Debt Service Amount

Series 2016-1 Class A-1 Monthly Interest
Series 2016-1 Class A-2 Monthly Interest
Series 2013-1 Class A-2 Monthly Interest
Series 2016-1 Class A-1 Monthly Commitment Fees and L/C Fees
Series 2016-1 Monthly Scheduled Principal Payment Amount
Debt Service Amount

Outstanding Principal Amounts

Series 2016-1 Class A-1 Advances
Beginning of Monthly Collection Period
End of Monthly Collection Period
Series 2016-1 Swingline Notes outstanding
Beginning of Monthly Collection Period
End of Monthly Collection Period
Series 2016-1 L/C Notes outstanding
Beginning of Monthly Collection Period
End of Monthly Collection Period
Series 2016-1 Class A-2 Outstanding Principal Amount
Beginning of Monthly Collection Period
End of Monthly Collection Period
Series 2013-1 Class A-2 Outstanding Principal Amount
Beginning of Monthly Collection Period
End of Monthly Collection Period

Confidential

Monthly Manager’s Certificate

Sonic Capital LLC

Sonic Industries LLC

SRI Real Estate Holding LLC

SRI Real Estate Properties LLC

America’s Drive-In Restaurants LLC

America’s Drive-In Brand Properties LLC

For the Monthly Collection Period starting on
and ending on

Prepayments
Amount of Series 2016-1 Class A-2 Notes to be prepaid on Payment Date
Series 2016-1 Class A-2 Make-Whole Prepayment Premium
Amount of Series 2013-1 Class A-2 Notes to be prepaid on Payment Date
Series 2013-1 Class A-2 Make-Whole Prepayment Premium

Priority of Payments

Priority of Payments During Monthly Collection Period

Total for MCP
i.	a.	Reimbursement of Servicing Advances first to the Trustee, then to the Servicer
	b.	Reimbursement of Manager Advances to the Manager
	c.	Servicing Fees, Liquidation Fees and Workout Fees to the Servicer
ii.		Successor Manager Transition Expenses
iii.		Payment of Interim Management Fee to the Manager
iv.	a.	Capped Securitization Entities Operating Expenses Amount to Master Issuer and SRI Real Estate Holdco
	b.	Post-Default Capped Trustee Expenses Amount to Trustee
v.	a.	Senior Notes Accrued Monthly Interest Amount to the Senior Notes Interest Account
	b.	Series Hedge Payment Amount to the Series Hedge Payment Account
vi.		Class A-1 Senior Notes Accrued Monthly Commitment Fees to Class A-1 Senior Notes Commitment Fees Account
vii.		Capped Class A-1 Senior Notes Administrative Expenses Amount to the Administrative Agent
viii.		Senior Subordinated Notes Accrued Monthly Interest Amount to the Senior Subordiated Notes Interest Account
ix.		Senior Notes Interest Reserve Account Deficit Amount to the Senior Notes Interest Reserve Account
x.		Senior Subordinated Notes Interest Reserve Account Deficit Amount to the Senior Subordinated Notes Interest
Reserve Account
xi.	a.	Senior Notes Accrued Scheduled Principal Payments Amount to the Senior Notes Principal Payment Account
	b.	Senior Notes Scheduled Principal Payments Deficiency Amount to the Senior Notes Principal Payment Account
xii.		Supplemental Management Fee to the Manager
xiii.		If a Class A-1 Senior Notes Amortization Event, all remaining funds to Senior Notes Principal Payments Account
xiv.		Deposit of Cash Trapping Amount to Cash Trap Reserve Account
xv.		If Rapid Amortization Period, all remaining funds to Senior Notes Principal Payments Account
xvi.	a.	Senior Subordinated Notes Accrued Scheduled Principal Payments Amount to the Senior Subordinated Notes
Principal Payment Account
	b.	Senior Subordinated Notes Scheduled Principal Payments Deficiency Amount to the Senior Subordinated Notes
Principal Payment Account
xvii.		If Rapid Amortization Period, all remaining funds to Senior Subordinated Notes Principal Payments Account
xviii.		Excess Securitization Entities Operating Expenses Amount to Master Issuer and SRI Real Estate Holdco
xix.		Excess Class A-1 Senior Notes Administrative Expenses Amount to Class A-1 Administrative Agent
xx.		Class A-1 Senior Notes Other Amounts to Class A-1 Administrative Agent
xxi.		Subordinated Notes Accrued Monthly Interest Amount allocated to Subordinated Notes Interest Account
xxii.	a.	Subordinated Notes Accrued Scheduled Principal Payments Amount to the Subordinated Notes Principal
Payment Account
	b.	Subordinated Notes Scheduled Principal Payments Deficiency Amount to the Subordinated Notes Principal
Payment Account
xxiii.		If Rapid Amortization Period, all remaining funds allocated to Subordinated Notes Principal Payments Account
xxiv.		Senior Notes Accrued Monthly Post-ARD Contingent Interest Amount to the Senior Notes Post-ARD Contingent
Interest Account
xxv.		Senior Subordinated Notes Accrued Monthly Post-ARD Contingent Interest Amount to the Senior Subordianted
Notes Post-ARD Contingent Interest Account
xxvi.		Subordinated Notes Accrued Monthly Post-ARD Contingent Interest Amount to the Subordinated Notes
Post-ARD Contingent Interest Account
xxvii.	a.	Series Hedge Payment Amount constintuting termination payment to the Series Hedge Payment Account
	b.	Other amounts owed to Hedge Counterparty pursuant to Series Hedge Agreement
xxviii.		Payment of Environmental Remediation Expenses Amount
xxix.		Senior Notes unpaid premiums and make-whole premiums to Senior Notes Principal Payment Account
xxx.		Senior Subordinated Notes unpaid premiums and make-whole premiums to Senior Subordinated Notes Principal
Payment Account
xxxi.		Subordinated Notes unpaid premiums and make-whole premiums to Subordinated Notes Principal Payment
Account
xxxii.		Total Residual Amount

Confidential

Monthly Manager’s Certificate

Sonic Capital LLC

Sonic Industries LLC

SRI Real Estate Holding LLC

SRI Real Estate Properties LLC

America’s Drive-In Restaurants LLC

America’s Drive-In Brand Properties LLC

For the Monthly Collection Period starting on
and ending on

Allocations with respect to Senior Notes

Total for MCP
(a) Indemnification Payments
Allocated to Series 2016-1 Class A-1 Notes
Allocated to Series 2016-1 Class A-2 Notes
Allocated to Series 2013-1 Class A-2 Notes
(b) Senior Notes Accrued Monthly Interest Amount and Series Hedge Payment Amount (if applicable)
Series 2016-1 Class A-1 Monthly Interest
Series 2016-1 Class A-2 Monthly Interest
Series 2013-1 Class A-2 Monthly Interest
(d) Class A-1 Monthly Commitment Fees
Series 2016-1 Class A-1 Monthly Commitment Fees
(g) Class A-1 Senior Notes Administrative Expenses
Series 2016-1 Class A-1 Administrative Expenses
(h) Senior Notes Accrued Scheduled Principal Payments Amount and Principal Payments Deficient Amount (if applicable)
Series 2016-1 Class A-2 Scheduled Principal Payments Amount
(j) Allocation of funds for payment of Class A-1 Senior Notes principal during Class A-1 Senior Notes Amortization Event
Allocated to Series 2016-1 Class A-1 Notes
(j) Allocation of funds for payment of Senior Notes principal during Rapid Amortization Period
Allocated to Series 2016-1 Class A-1 Notes
Allocated to Series 2016-1 Class A-2 Notes
Allocated to Series 2013-1 Class A-2 Notes
(k) Class A-1 Senior Notes Other Amounts
Series 2016-1 Class A-1 Other Amounts
(l) Senior Notes Monthly Post-ARD Contingent Interest
Series 2016-1 Class A-1 Monthly Post-ARD Contingent Interest
Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest
Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest

Capped Expenses and Reserve Accounts

Securitization Entities Operating Expenses / Post-Default Trustee Expenses

Annual Securitization Entities Operating Expenses Cap Amount
Securitization Entities Operating Expenses Paid since Initial Closing Date / most recent anniversary
Remaining Securitization Entities Operating Expenses capacity under cap

Post-Default Trustee Expenses Cap
Post-Default Capped Trustee Expenses Amounts paid since Initial Closing Date / most recent anniversary
Remaining Post-Default Trustee Expenses capacity under cap

Class A-1 Senior Notes Administrative Expenses

Annual Class A-1 Senior Notes Administrative Expenses Cap Amount
Class A-1 Senior Notes Administrative Expenses Paid since Initial Closing Date / most recent anniversary
Remaining Class A-1 Senior Notes Administrative Expenses capacity under cap

Confidential

Monthly Manager’s Certificate

Sonic Capital LLC
Sonic Industries LLC

SRI Real Estate Holding LLC
SRI Real Estate Properties LLC

America’s Drive-In Restaurants LLC

America’s Drive-In Brand Properties LLC

For the Monthly Collection Period starting on
and ending on

Reconciliation of Reserve Accounts

Total for MCP
Senior Notes Interest Reserve Account
Initial balance at end of prior Monthly Collection Period
Less Withdrawals Related to:
Shortfall related to Senior Notes Aggregate Monthly Interest on a Payment Date
Shortfall related to Class A-1 Senior Notes Aggregate Monthly Commitment Fees on a Payment Date
Amount withdrawn following Rapid Amortization Event
Withdrawal related to reduction in Senior Notes Interest Reserve Amount
Withdrawal related to Legal Final Maturity Date
Plus Deposits Related to:
Senior Notes Interest Reserve Account Deficit Amount deposited pursuant to (9) of Priority of Payments
Balance of Senior Notes Interest Reserve Account at end of Monthly Collection Period

Amount to be released on current Payment Date due to reduction in Senior Notes Interest Reserve Amount
Balance of Senior Notes Interest Reserve Account following current Payment Date

Cash Trap Reserve Account
Initial balance at end of prior Monthly Collection Period
Less Withdrawals Related to:
Shortfall related to Senior Notes Aggregate Monthly Interest on a Payment Date
Shortfall related to Class A-1 Senior Notes Aggregate Monthly Commitment Fees on a Payment Date
Cash Trapping Release Amount
Amount withdrawn following Rapid Amortization Event
Plus Deposits:
Cash Trapping Amounts deposited pursuant to (14) of Priority of Payments
Balance of Cash Trap Reserve Account at end of Monthly Collection Period

Asset Dispositions Summary

Real Estate Dispositions

Real Estate Asset Disposition Proceeds during current fiscal year
Real Estate Asset Disposition Threshold
Remaining capacity under Real Estate Asset Disposition Threshold

Real Estate Asset Disposition Proceeds held in Concentration Account for Reinvestment as of prior MCP
PLUS:	Real Estate Asset Disposition Proceeds deposited into Concentration Account during current MCP
LESS:	Real Estate Asset Disposition Proceeds Reinvested in Eligible Real Estate Assets
Real Estate Asset Disposition Proceeds Transferred to Collection Account
Real Estate Asset Disposition Proceeds held in Concentration Account for Reinvestment as of end of current MCP

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Monthly Manager’s Certificate this

Sonic Industries Services Inc. as Manager on behalf of the Co-Issuers and certain subsidiaries thereto,

by: